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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR ASIA PACIFIC REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President RMR Asia Pacific Real Estate Fund 400 Centre Street Newton, Massachusetts 02458	Michael K. Hoffman, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, New York 10036-6522

 Julie A. Tedesco, Esq.
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, Massachusetts 02116
Registrant's telephone number, including area code: (617) 332-9530 Date of fiscal year end: December 31 Date of reporting period: December 31, 2009

Item 1.    Reports to Stockholders.

ANNUAL REPORTS DECEMBER 31, 2009

RMR Real Estate Income Fund

RMR Asia Pacific Real Estate Fund

ABOUT INFORMATION CONTAINED IN THIS REPORT:

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUNDS' PORTFOLIOS. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JUNE 17, 2009 REFLECTS THE PERFORMANCE OF RMR REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR REAL ESTATE INCOME FUND ON JUNE 17, 2009. LIKEWISE, PERFORMANCE DATA FOR RMR ASIA PACIFIC REAL ESTATE FUND PRIOR TO JUNE 16, 2009 REFLECTS THE PERFORMANCE OF OLD RMR ASIA PACIFIC REAL ESTATE FUND, WHICH WAS REORGANIZED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JUNE 16, 2009. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS HAD NOT WAIVED FEES DURING CERTAIN PERIODS, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  EACH FUND IS A CLOSED END INVESTMENT COMPANY WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM ANY FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF EITHER FUND. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  THE RECENT RECESSION AND ECONOMIC DOWNTURN, TOGETHER WITH THIS YEAR'S UNCERTAIN AND INCOMPLETE RECOVERY, MAY INCREASE THE RISK ASSOCIATED WITH INVESTING IN THE FUNDS. CONSEQUENCES OF THESE ECONOMIC CONDITIONS THAT MAY ADVERSELY EFFECT EACH FUND INCLUDE, AMONG OTHER THINGS:

  •
  ANOTHER DRAMATIC DECLINE, AND/OR CONTINUED VOLATILITY, IN THE VALUE OF REAL ESTATE AND SECURITIES ASSOCIATED WITH REAL ESTATE, WHICH COULD CONTINUE FOR A PROLONGED PERIOD, RESULTING IN A HIGHLY VOLATILE AND UNCERTAIN BUSINESS ENVIRONMENT FOR INVESTMENT COMPANIES, SUCH AS THE FUNDS, THAT FOCUS THEIR INVESTMENTS IN REAL ESTATE AND REAL ESTATE RELATED SECURITIES, THUS SIGNIFICANTLY INCREASING THE RISK OF INVESTING IN THE FUNDS;

  •
  A LACK OF AVAILABLE CREDIT, LACK OF CONFIDENCE IN THE FINANCIAL AND REAL ESTATE SECTORS AND REDUCED BUSINESS ACTIVITY, ALL OF WHICH COULD MATERIALLY AND ADVERSELY AFFECT THE FUNDS, AS WELL AS THE REITS, REAL ESTATE COMPANIES AND OTHER SECURITIES IN WHICH THE FUNDS INVEST;

  •
  ANOTHER SIGNIFICANT DECLINE IN THE EQUITY OR REAL ESTATE MARKETS IN GENERAL, OR IN THE REAL ESTATE PREFERRED SECURITIES SECTOR OF THE MARKET IN WHICH RMR REAL ESTATE INCOME FUND'S ASSETS ARE CONCENTRATED, WHICH MAY REDUCE THE VALUE OF THE FUNDS' PORTFOLIO SECURITIES (INCLUDING THE FUNDS' INVESTMENTS IN REITS AND OTHER REAL ESTATE COMPANIES), THEREBY REDUCING OR COMPLETELY ERASING THE FUNDS' GAINS FROM 2009, OR, IN THE EXTREME,

      CAUSING THE VALUE OF THE FUNDS' PORTFOLIO SECURITIES TO PLUMMET BELOW THE LEVELS SEEN AT THE BOTTOM OF THE MARKET DURING THE RECENT RECESSION, AND WHICH, AMONG OTHER THINGS, MAY LEAD TO RMR REAL ESTATE INCOME FUND'S FAILURE TO MAINTAIN THE MINIMUM LEVEL OF ASSET COVERAGE FOR ITS PREFERRED SECURITIES REQUIRED BY RMR REAL ESTATE INCOME FUND'S GOVERNING DOCUMENTS AND THE INVESTMENT COMPANY ACT OF 1940; AND

    •
    THE LONGER THESE CONDITIONS PERSIST, THE GREATER THE PROBABILITY THAT THESE FACTORS COULD HAVE AN ADVERSE EFFECT ON THE FUNDS' FINANCIAL RESULTS AND CONTINUED VIABILITY.

  •
  GIVEN THE RECENT VOLATILE NATURE OF THE DEBT AND EQUITY CAPITAL MARKETS AND UNCERTAINTY REGARDING THIS YEAR'S INCOMPLETE RECOVERY, GOVERNMENT RESPONSE TO THE RECENT RECESSION AND THE POTENTIAL FOR FURTHER DECLINES IN THE CAPITAL MARKETS AND ECONOMIC ACTIVITY, EACH FUND AND ITS INVESTMENT ADVISER, RMR ADVISORS, INC., MAY NOT TIMELY ANTICIPATE OR MANAGE EXISTING, NEW OR ADDITIONAL RISKS, CONTINGENCIES OR DEVELOPMENTS, INCLUDING DEVELOPMENTS AFFECTING REITS AND OTHER REAL ESTATE COMPANIES, AS WELL AS GOVERNMENTAL INTERVENTIONS IN OR REFORMS TO THE FINANCIAL SECTOR, IN THE CURRENT OR FUTURE MARKET ENVIRONMENT. SUCH A FAILURE COULD MATERIALLY AND ADVERSELY AFFECT A FUND'S INVESTMENTS AND ITS ABILITY TO MEET ITS INVESTMENT OBJECTIVES.

  •
  EACH FUND'S AGREEMENT AND DECLARATION OF TRUST CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP OF FUND SHARES BY ANY PERSON OR GROUP OF PERSONS ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES OUTSTANDING AND LIMIT ANY PERSON'S ABILITY TO OBTAIN CONTROL OF A FUND OR TO CONVERT A FUND TO AN OPEN END FUND. FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM OR CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUNDS, PROVIDE THAT THE NAMES "RMR REAL ESTATE INCOME FUND" AND "RMR ASIA PACIFIC REAL ESTATE FUND", REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE INCOME FUND AND RMR ASIA PACIFIC REAL ESTATE FUND EACH CONTAIN PROVISIONS WHICH LIMIT SHARE OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF TOTAL SHARES OUTSTANDING.

RMR Funds December 31, 2009
February 22, 2010

To our shareholders,

Please find our 2009 annual report for our two closed end funds:

  •
  RMR Real Estate Income Fund (NYSE Amex: RIF), beginning on page 2; and

  •
  RMR Asia Pacific Real Estate Fund (NYSE Amex: RAP), beginning on page 29.

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

RMR Real Estate Income Fund
December 31, 2009

To our shareholders,

In June 2009, shareholders of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund voted to reorganize their funds into RMR Real Estate Income Fund (the "Fund"). These reorganizations began on June 17, 2009 and were completed on June 23, 2009 and, following the reorganizations, the Fund assumed the accounting and performance history of RMR Real Estate Fund for periods prior to June 17, 2009. In the pages that follow, you will find data summarizing the Fund's financial results for the year ended December 31, 2009 and our financial position as of December 31, 2009.

Relevant Market Conditions

Real Estate Industry Fundamentals.    Commercial real estate fundamentals deteriorated sharply during 2009 as a result of the weak economy. Recent economic data, however, seems to indicate that the worst of the economic crisis might be over. The U.S. economy is expected to grow 2.7% in 2010, according to the consensus view among leading economists. Consumer spending appears to have rebounded, albeit at a lower level than the previous year, and home prices, on average, have started to stabilize, though housing data continues to send mixed messages and some volatility still remains.

Job growth, however, a major driver of commercial real estate demand, remains elusive. Since the recession officially started in December of 2007, almost 8.4 million jobs have been lost and the official unemployment rate is hovering around 10%. Without steady job growth, demand for commercial real estate will remain weak and landlords will be unable to maintain or increase rents. Vacancy rates are expected to begin to bottom later in the second half of 2010 as the economy continues to recover and job growth turns positive. We do not expect to see a recovery in commercial real estate operating fundamentals until at least 2011.

The deleveraging process that followed the financial crisis of 2008-2009 has resulted in a growing distinction between publicly traded REITs and private owners of real estate. Publicly traded REITs generally have greater financial flexibility because they have greater access to capital than their private real estate competitors. This competitive advantage may allow publicly traded REITs to take advantage of potential buying opportunities at very attractive prices. At the property and operating level, publicly traded REITs should also fare better than their private competitors because those landlords with capital will likely invest it in their properties (in the form of capital expenditures and tenant incentives), making them more attractive for potential tenants.

Real Estate Industry Technicals.    After reaching a bottom in early March, the REIT market soared nearly 128% and finished the year up 28.6%, outperforming the S&P 500 Index by 210 basis points.

The lack of credit availability and weakening real estate operating fundamentals were the main reasons for the decline in the REIT market in the early part of the year. However, a sizeable credit rally followed as market conditions improved and REITs strengthened their balance sheets by raising capital in both the equity and debt markets. During 2009, publicly traded REITs raised close to $27 billion in equity capital and $14 billion in debt capital.

During the year, the best performing property type was the hotel sector with a total return of 67.2%, followed by the mall and office sectors with total returns of 63.0% and 35.6%, respectively.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the twelve months ended December 31, 2009, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 53.9%. During that same period, the total return for the MSCI U.S. REIT Total Return Index (an unmanaged index of REIT common stocks) was 28.6%.

The Fund's outperformance versus the MSCI U.S. REIT Total Return Index during 2009 was due to a higher concentration of REIT preferred securities in the Fund's portfolio versus in the Index. Also, our investment allocation to hotel and retail REIT preferred stocks contributed positively to the Fund's performance because REIT preferred securities in these sectors substantially outperfomed the market throughout the year.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President
February 22, 2010

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2009)*

REITs
Lodging/Resorts	22%
Office	14%
Apartments	11%
Health Care	10%
Others, less than 10% each	35%

Total REITs	92%
Other	8%

Total investments	100%

Portfolio holdings by type of security (as of December 31, 2009)*

Common securities	47%
Preferred securities	51%
Short term investments	2%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings and do not match the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund
Portfolio of Investments – December 31, 2009

Company	Shares	Value

Common Stocks – 54.6% Real Estate Investment Trusts – 51.0%
Apartments – 10.4%
Apartment Investment & Management Co.	28,745	$457,621
Associated Estates Realty Corp.	80,000	901,600
AvalonBay Communities, Inc.	15,575	1,278,863
BRE Properties, Inc.	16,000	529,280
Colonial Properties Trust	34,800	408,204
Equity Residential	49,000	1,655,220
Essex Property Trust, Inc.	6,000	501,900
Home Properties, Inc.	500	23,855
Mid-America Apartment Communities, Inc.	20,100	970,428
UDR, Inc.	3,000	49,320

		6,776,291
Diversified – 4.8%
Cousins Properties, Inc.	33,624	256,551
Lexington Corporate Properties Trust	62,558	380,353
Vornado Realty Trust	28,335	1,981,750
Washington Real Estate Investment Trust	18,000	495,900

		3,114,554
Free Standing – 3.3%
National Retail Properties, Inc.	96,900	2,056,218
Realty Income Corp.	4,300	111,413

		2,167,631
Health Care – 7.4%
Cogdell Spencer, Inc.	31,655	179,167
HCP, Inc.	39,580	1,208,773
Healthcare Realty Trust, Inc.	13,000	278,980
Medical Properties Trust, Inc.	139,120	1,391,200
Nationwide Health Properties, Inc.	47,654	1,676,468
OMEGA Healthcare Investors, Inc.	2,200	42,790

		4,777,378
Industrial – 1.0%
DCT Industrial Trust, Inc.	75,000	376,500
EastGroup Properties, Inc.	7,100	271,788

		648,288
Lodging/Resorts – 1.4%
DiamondRock Hospitality Co.	20,000	169,400
Hersha Hospitality Trust	200,583	629,831
Supertel Hospitality, Inc. (a)	84,642	126,963

		926,194
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued Real Estate Investment Trusts – continued
Manufactured Home – 0.5%
Sun Communities, Inc.	15,100	$298,225
Mixed – Office/Industrial – 2.4%
Duke Realty Corp.	31,100	378,487
Liberty Property Trust	36,200	1,158,762

		1,537,249
Mortgage – 0.5%
Anworth Mortgage Asset Corp.	7,300	51,100
MFA Financial, Inc.	39,950	293,632

		344,732
Office – 9.3%
Alexandria Real Estate Equities, Inc.	12,500	803,625
Brandywine Realty Trust	130,900	1,492,260
Corporate Office Properties Trust	15,600	571,428
Highwoods Properties, Inc.	37,900	1,263,965
Mack-Cali Realty Corp.	29,700	1,026,729
Maguire Properties, Inc. (a)	24,000	36,240
SL Green Realty Corp.	16,900	849,056

		6,043,303
Regional Malls – 4.3%
CBL & Associates Properties, Inc.	18,314	177,097
Glimcher Realty Trust	80,000	216,000
Simon Property Group, Inc.	22,179	1,769,884
The Macerich Co.	16,735	601,623

		2,764,604
Shopping Centers – 3.5%
Cedar Shopping Centers, Inc.	38,508	261,854
Equity One, Inc.	3,100	50,127
Kimco Realty Corp.	30,000	405,900
Ramco-Gershenson Properties Trust	21,000	200,340
Regency Centers Corp.	13,700	480,322
Tanger Factory Outlet Centers, Inc.	5,400	210,546
Weingarten Realty Investors	35,000	692,650

		2,301,739
Specialty – 1.8%
Entertainment Properties Trust	32,500	1,146,275
Storage – 0.4%
Public Storage, Inc.	3,100	252,495
Total Real Estate Investment Trusts (Cost $36,596,433)		33,098,958
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued
Other – 3.6%
Brookfield Properties Corp.	10,000	$121,200
Carador PLC (b)	7,496,600	1,311,905
D.R. Horton, Inc.	37,000	402,190
Las Vegas Sands Corp. (c)	21,000	313,740
Toll Brothers, Inc. (c)	10,000	188,100
Total Other (Cost $11,068,661)		2,337,135
Total Common Stocks (Cost $47,665,094)		35,436,093
Preferred Stocks – 64.0%
Real Estate Investment Trusts – 63.7%
Apartments – 2.7%
Apartment Investment & Management Co., Series V	6,500	146,575
Apartment Investment & Management Co., Series Y	11,900	266,203
Associated Estates Realty Corp., Series B	1,500	36,750
BRE Properties, Inc., Series D	7,400	166,500
Colonial Properties Trust, Series D	50,500	1,133,725
UDR, Inc., Series G	63	1,455

		1,751,208
Diversified – 4.0%
Cousins Properties, Inc., Series B	10,098	211,048
LBA Realty LLC, Series B	87,142	1,359,415
Lexington Realty Trust, Series B	24,950	515,218
Vornado Realty Trust, Series E	15,400	358,974
Vornado Realty Trust, Series F	5,700	124,773

		2,569,428
Free Standing – 0.5%
National Retail Properties, Inc., Series C	14,500	349,450
Health Care – 5.2%
HCP, Inc., Series E	1,500	34,620
Health Care REIT, Inc., Series F	8,775	218,497
Health Care REIT, Inc., Series G (d)	13,400	428,666
LTC Properties, Inc., Series F	10,600	257,368
OMEGA Healthcare Investors Inc., Series D	96,275	2,429,981

		3,369,132
Industrial – 0.4%
First Industrial Realty Trust, Series J	7,600	127,984
Prologis Trust, Series G	6,800	140,420

		268,404
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Lodging/Resorts – 26.0%
Ashford Hospitality Trust, Series A	114,710	$2,020,043
Ashford Hospitality Trust, Series D	22,000	397,760
Eagle Hospitality Properties Trust, Inc., Series A (a)(b)	165,000	74,250
FelCor Lodging Trust, Inc., Series A (a)(d)	73,000	793,510
FelCor Lodging Trust, Inc., Series C (a)	111,539	1,182,313
Grace Acquisition I, Inc., Series B (a)	133,800	40,140
Grace Acquisition I, Inc., Series C (a)(b)	18,900	8,505
Hersha Hospitality Trust, Series A	155,500	3,032,250
Host Marriott Corp., Series E	13,465	343,358
Innkeepers USA Trust, Series C (a)	24,000	25,200
LaSalle Hotel Properties, Series D	120,623	2,640,437
LaSalle Hotel Properties, Series E	51,300	1,182,722
LaSalle Hotel Properties, Series G	10,000	215,000
Strategic Hotels & Resorts, Inc., Series A (a)	12,900	176,214
Strategic Hotels & Resorts, Inc., Series B (a)	77,100	1,048,560
Sunstone Hotel Investors, Inc., Series A	158,300	3,664,645

		16,844,907
Mixed – Office/Industrial – 1.4%
Duke Realty Corp., Series J	4,000	76,360
Duke Realty Corp., Series N	4,500	95,400
Duke Realty Corp., Series O	20,100	494,058
PS Business Parks, Inc., Series L	10,000	231,900

		897,718
Mortgage – 0.2%
NorthStar Realty Finance Corp., Series A	5,500	94,545
NorthStar Realty Finance Corp., Series B	105	1,675
RAIT Financial Trust, Series C	700	6,363

		102,583
Office – 8.6%
Alexandria Real Estate Equities, Inc., Series C	56,645	1,403,663
BioMed Realty Trust, Inc., Series A	18,350	425,720
Corporate Office Properties Trust, Series G	4,900	120,540
Corporate Office Properties Trust, Series H	2,000	46,300
Corporate Office Properties Trust, Series J	22,000	522,500
DRA CRT Acquisition Corp., Series A (b)	35,060	455,780
Kilroy Realty Corp., Series E	20,500	495,075
Kilroy Realty Corp., Series F	30,000	699,000
Parkway Properties, Inc., Series D	22,100	506,974
SL Green Realty Corp., Series D	38,500	912,450

		5,588,002
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Regional Malls – 2.1%
CBL & Associates Properties, Inc., Series D	2,500	$48,275
Glimcher Realty Trust, Series F	56,300	1,033,668
Glimcher Realty Trust, Series G	18,000	311,400

		1,393,343
Shopping Centers – 7.5%
Cedar Shopping Centers, Inc., Series A	129,649	3,107,687
Developers Diversified Realty Corp., Series H	21,846	405,243
Kimco Realty Corp., Series F	2,000	44,200
Kimco Realty Corp., Series G	18,496	454,077
Regency Centers Corp., Series C	1,700	39,797
Regency Centers Corp., Series D	19,400	446,394
Regency Centers Corp., Series E	200	4,354
Weingarten Realty Investors, Series E	1,000	21,400
Weingarten Realty Investors, Series F	16,800	348,600

		4,871,752
Specialty – 5.0%
Digital Realty Trust, Inc., Series A	21,850	551,822
Entertainment Properties Trust, Series B	20,145	436,139
Entertainment Properties Trust, Series D	111,800	2,269,540

		3,257,501
Storage – 0.1%
Public Storage, Inc., Series X	2,300	51,359
Total Real Estate Investment Trusts (Cost $52,538,585)		41,314,787
Other – 0.3%
Corts-UNUM Provident Financial Trust	8,600	204,250
Total Other (Cost $222,310)		204,250
Total Preferred Stocks (Cost $52,760,895)		41,519,037
Other Investment Companies – 3.4%
Blackrock Preferred and Equity Advantage Trust	19,336	220,044
Cohen & Steers Quality Income Realty Fund, Inc.	60,297	366,003
Cohen & Steers REIT and Utility Income Fund, Inc.	24,384	258,958
DWS RREEF Real Estate Fund II, Inc. (a)	94,150	101,682
Eaton Vance Enhanced Equity Income Fund II	12,100	173,393
Nuveen Floating Rate Income Fund	20,185	208,915
Nuveen Real Estate Income Fund	3,700	29,896
UltraShort Real Estate ProShares (a)	87,850	657,996
Western Asset Emerging Markets Debt Fund, Inc.	10,293	178,686
Total Other Investment Companies (Cost $4,359,693)		2,195,573
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Short-Term Investments – 2.9%
Other Investment Companies – 2.9%
Dreyfus Cash Management Fund, Institutional Shares, 0.08% (e)
(Cost $1,896,092)	1,896,092	$1,896,092
Total Investments – 124.9% (Cost $106,681,774)		81,046,795
Other assets less liabilities – (50.6)%		(32,823,495)
Preferred Shares, at liquidation preference – 25.7%		16,675,000
Net Assets applicable to common shareholders – 100%		$64,898,300

Notes to Portfolio of Investments

(a)
As of December 31, 2009, this security had discontinued paying distributions.

(b)
As of December 31, 2009, the Fund held $1,850,440 of securities fair valued in accordance with policies adopted by the board of trustees, which represents 2.3% of the Fund's total investments. See Note A(4) to the financial statements.

(c)
Non-dividend paying security.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of December 31, 2009.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments in securities, at value (cost $106,681,774)	$81,046,795
Cash	747
Dividends and interest receivable	746,032
Receivable for securities sold	45,323
Prepaid expenses	35,938

Total assets	81,874,835

Liabilities
Payable for investment securities purchased	109,374
Advisory fee payable	57,182
Distributions payable – preferred shares	4,763
Accrued expenses and other liabilities	130,216

Total liabilities	301,535

Preferred shares, at liquidation preference
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$64,898,300

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,375,718 shares issued and outstanding	$2,376
Additional paid-in capital	141,507,610
Accumulated net realized loss on investments	(50,976,707)
Net unrealized depreciation on investments	(25,634,979)

Net assets attributable to common shares	$64,898,300

Net asset value per share attributable to common shares (based on 2,375,718 common shares outstanding)	$27.32

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the year ended December 31, 2009

Investment Income
Dividends (cash distributions, net of capital gain ($297,951) and return of capital ($657,416) distributions, received or due and net of foreign taxes withheld of $840)	$4,168,489
Interest	3,184

Total investment income	4,171,673

Expenses
Merger	484,272
Advisory	444,854
Audit and legal	234,053
Shareholder reporting	116,469
Administrative	107,999
Compliance and internal audit	83,866
Custodian	75,442
Preferred share remarketing	35,428
Trustees' fees and expenses	16,133
Other	138,480

Total expenses	1,736,996

Net investment income	2,434,677

Realized and unrealized gain (loss) on investments
Net realized loss on investments	(7,824,346)
Net change in unrealized appreciation/(depreciation) on investments	30,115,549

Net realized and unrealized gain on investments	22,291,203
Distributions to preferred shareholders from net investment income	(224,318)

Net increase in net assets attributable to common shares resulting from operations	$24,501,562

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (decrease) in net assets resulting from operations
Net investment income	$2,434,677	$5,189,781
Net realized loss on investments	(7,824,346)	(36,484,040)
Net change in unrealized appreciation/(depreciation) on investments	30,115,549	(21,714,632)
Distributions to preferred shareholders from:
Net investment income	(224,318)	(1,489,029)
Net realized gain on investments	—	(490,279)

Net increase (decrease) in net assets attributable to common shares resulting from operations	24,501,562	(54,988,199)

Distributions to common shareholders from:
Net investment income	(1,940,054)	(4,455,330)
Net realized gain on investments	—	(1,538,191)
Return of capital	(947,954)	(216,319)

	(2,888,008)	(6,209,840)

Capital shares transactions
Net proceeds from sale of common shares	21,204	—
Net assets received from reorganization with RMR F.I.R.E. Fund	3,089,673	—
Net assets received from reorganization with RMR Hospitality and Real Estate Fund	7,429,898	—
Net assets received from reorganization with RMR Dividend Capture Fund	2,551,050	—
Net assets received from reorganization with RMR Preferred Dividend Fund	4,551,627	—
Cost of preferred shares repurchased	—	(39,050,000)

Net increase (decrease) from capital transactions	17,643,452	(39,050,000)
Liquidation preference of preferred shares repurchased	—	39,050,000

Total increase (decrease) in net assets attributable to common shares	39,257,006	(61,198,039)
Net assets attributable to common shares
Beginning of year	25,641,294	86,839,333

End of year (including distributions in excess of net investment income of $0 and $754,578, respectively)	$64,898,300	$25,641,294

Common shares issued and repurchased
Shares outstanding, beginning of year (a)	1,330,680	1,330,680
Shares issued in formation of Fund	1,250	—
Shares issued in reorganization with RMR F.I.R.E. Fund	182,532	—
Shares issued in reorganization with RMR Hospitality and Real Estate Fund	432,390	—
Shares issued in reorganization with RMR Dividend Capture Fund	154,477	—
Shares issued in reorganization with RMR Preferred Dividend Fund	274,389	—

Shares outstanding, end of year	2,375,718	1,330,680

(a)
Common share amounts for all periods prior to the reorganization have been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005

Per Common Share Operating Performance (a)(b)
Net asset value, beginning of year	$19.28	$65.28	$101.33		$80.15	$85.18

Income from Investment Operations
Net investment income (c)(d)	1.29	3.90	5.64		5.08	3.28
Net realized and unrealized appreciation/(depreciation) on investments (d)	8.41	(43.75)	(28.82)		24.05	(.41)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (d)	(.12)	(1.13)	(.87)		(1.18)	(.51)
Net realized gain on investments (d)	—	(.36)	(1.13)		(.62)	(.72)

Net increase (decrease) in net asset value from operations	9.58	(41.34)	(25.18)		27.33	1.64
Less: Distributions to common shareholders from:
Net investment income (d)	(1.04)	(3.33)	(4.77)		(4.05)	(2.77)
Net realized gain on investments (d)	—	(1.18)	(6.10)		(2.10)	(3.90)
Return of capital (d)	(.50)	(.15)	—		—	—

Net asset value, end of year	$27.32	$19.28	$65.28		$101.33	$80.15

Market price, beginning of year	$13.85	$56.56	$89.64		$67.44	$75.59

Market price, end of year	$21.55	$13.85	$56.56		$89.64	$67.44

Total Return
Total investment return based on:
Market price (e)	73.77%	(72.28)%	(26.19)%		43.77%	(1.96)%
Net asset value (e)	53.88%	(67.47)%	(26.28	)%(f)	35.27%	2.10%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (c)(d)	6.31%	7.42%	6.16%		5.60%	4.02%
Total preferred share distributions	0.58%	2.83%	2.18%		1.97%	1.47%
Net investment income, net of preferred share distributions (c)(d)	5.73%	4.59%	3.98%		3.63%	2.55%
Expenses, net of fee waivers	4.50%	2.55%	1.47%		1.50%	1.50%
Expenses, before fee waivers	4.50%	2.97%	1.82%		1.86%	1.87%
Portfolio turnover rate	52.46%	4.97%	51.01%		36.20%	22.15%
Net assets attributable to common shares, end of year	$64,898,300	$25,641,294	$86,839,333		$134,820,875	$106,669,994
Preferred shares, liquidation preference per share	$25,000	$25,000	$25,000		$25,000	$25,000
Asset coverage per preferred share (g)	$122,299	$83,542	$68,420		$92,411	$78,335
Asset coverage ratio per preferred share (h)	489%	334%	273%		370%	313%
(a)
Based on average shares outstanding.
(b)
The Fund reorganized with predecessor RMR Funds during the period from June 17, 2009 through June 23, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and E to the financial statements.
(c)
Amounts for periods prior to December 18, 2008 are net of expenses waived by RMR Advisors.
(d)
As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. The total return would have been lower for periods prior to December 18, 2008 if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(f)
During the year ended December 31, 2007, RMR Advisors reimbursed the Fund $2,070 for trading losses incurred by the Fund due to a trading error. The impact of this reimbursement was less than $0.005 per share and had no impact on total returns.
(g)
Asset coverage per preferred share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.
(h)
Asset coverage ratio per preferred share equals asset coverage per preferred share divided by liquidation value per preferred share.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

December 31, 2009

Note A

(1)  Organization

RMR Real Estate Income Fund, or the Fund or RIF, was organized as a Delaware statutory trust on August 19, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. The Fund had no operations prior to June 17, 2009, other than matters relating to the Fund's establishment, registration of the Fund's common shares and preferred shares under the Securities Act of 1933, and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On June 17, 2009, the Fund completed a 4:1 reverse stock split immediately prior to a series of reorganizations with several affiliated funds. RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR) and RMR Dividend Capture Fund (RCR) reorganized with the Fund on separate dates during the period from June 17, 2009 to June 23, 2009. Following the reorganizations, the Fund assumed the accounting and performance history of RMR for periods prior to June 17, 2009. See Note E for a complete description of the reorganizations.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A(4) for a further description of fair value measurements. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates market value.

(4)  Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect our own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's investments carried at value:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate Investment Trusts
Apartments	$6,776,291	$—	$—	$6,776,291
Diversified	3,114,554	—	—	3,114,554
Free Standing	2,167,631	—	—	2,167,631
Health Care	4,777,378	—	—	4,777,378
Industrial	648,288	—	—	648,288
Lodging/Resorts	926,194	—	—	926,194
Manufactured Home	298,225	—	—	298,225
Mixed – Office/Industrial	1,537,249	—	—	1,537,249
Mortgage	344,732	—	—	344,732
Office	6,043,303	—	—	6,043,303
Regional Malls	2,764,604	—	—	2,764,604
Shopping Centers	2,301,739	—	—	2,301,739
Specialty	1,146,275	—	—	1,146,275
Storage	252,495	—	—	252,495

Total Real Estate Investment Trusts	33,098,958	—	—	33,098,958

Other	1,025,230	—	1,311,905	2,337,135

Total Common Stocks	34,124,188	—	1,311,905	35,436,093

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Real Estate Investment Trusts
Apartments	$1,751,208	$—	$—	$1,751,208
Diversified	2,569,428	—	—	2,569,428
Free Standing	349,450	—	—	349,450
Health Care	3,369,132	—	—	3,369,132
Industrial	268,404	—	—	268,404
Lodging/Resorts	16,762,152	82,755	—	16,844,907
Mixed – Office/Industrial	897,718	—	—	897,718
Mortgage	102,583	—	—	102,583
Office	5,132,222	455,780	—	5,588,002
Regional Malls	1,393,343	—	—	1,393,343
Shopping Centers	4,871,752	—	—	4,871,752
Specialty	3,257,501	—	—	3,257,501
Storage	51,359	—	—	51,359

Total Real Estate Investment Trusts	40,776,252	538,535	—	41,314,787

Other	204,250	—	—	204,250

Total Preferred Stocks	40,980,502	538,535	—	41,519,037

Other Investment Companies	2,195,573	—	—	2,195,573
Short Term Investments
Other Investment Companies	1,896,092	—	—	1,896,092

Total Investments	$79,196,355	$538,535	$1,311,905	$81,046,795

The Fund utilized broker quotes, issuer company financial information and other market indicators to value the securities whose prices were not readily available.

Following is an analysis of the change in value of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Beginning balance, as of December 31, 2008	$—
Transfers into Level 3	2,844,960	(a)(b)
Total losses included in changes in unrealized depreciation	(1,533,055)

Ending balance, as of December 31, 2009	$1,311,905

The amount of total losses for the period included in changes to net assets attributable to the change in unrealized losses relating to assets still held as of December 31, 2009	$(1,533,055)

(a)
Transfers to level 3 from level 1 due to lack of observable market data for this security.

(b)
The Fund recognizes transfers in and transfers out as of the actual date of the event or change in circumstances that caused the transfer.

(5)  Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

(6)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2009, $840 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

At December 31, 2009, the Fund did not have any uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2009, the Fund did not incur any tax related interest or penalties.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may or may not include market and economic conditions and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws and other objectives. This policy is not fundamental and may be changed by the Fund's board of trustees without a shareholder vote.

Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. The Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2009	Year ended December 31, 2008
Ordinary income	$4,168,489	$6,921,281
Capital gain income	297,951	2,839,170
Return of capital	657,416	605,492

Total distributions received	$5,123,856	$10,365,943

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a return of capital for tax purposes. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2009 and December 31, 2008, were as follows:

	Year ended December 31, 2009	Year ended December 31, 2008
Ordinary income	$2,164,372	$5,944,359
Net long term capital gains	—	2,028,470
Return of capital	947,954	216,319

	$3,112,326	$8,189,148

As of December 31, 2009, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(28,846,098)

As of December 31, 2009, the Fund had a total net capital loss carry forward for federal income tax purposes of $47,290,559 of which $6,317,413 expires in 2016 and $40,973,146 expires in 2017.

The net capital loss carry forward includes $5,642,802 of capital loss carry forwards that were acquired in connection with the reorganizations (See Note E). Federal tax rules limit the Fund's ability to use these acquired capital loss carry forwards.

The difference between the financial reporting basis and tax basis of unrealized appreciation/depreciation is due to wash sales of portfolio investments.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2009, are as follows:

Cost	$109,892,893

Gross unrealized appreciation	$6,441,226
Gross unrealized depreciation	(35,287,324)

Net unrealized appreciation/(depreciation)	$(28,846,098)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares is not considered a liability. The Fund incurred advisory fees of $444,854 during the year ended December 31, 2009.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors $107,999 for subadministrative fees charged by State Street for the year ended December 31, 2009.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a disinterested trustee. Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $16,133 of trustee fees and expenses during the year ended December 31, 2009.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $83,866 of compliance and internal audit expense, which includes the Fund's allocated portion of the salary of its chief compliance officer, during the year ended

December 31, 2009. The Fund also participates in pooled insurance programs with RMR Advisors and another fund managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $50,787 of allocated insurance expense during the year ended December 31, 2009.

Note C

Securities Transactions

During the year ended December 31, 2009, there were purchases and sales transactions (excluding short term securities) of $27,581,545 and $28,127,294, respectively. Brokerage commissions on securities transactions amounted to $55,963 during the year ended December 31, 2009.

Note D

Preferred Shares

On June 17, 2009, in connection with the reorganization of the Fund with RMR, the Fund issued 438 Series T auction preferred shares with a total liquidation preference of $10,950,000. On June 18, 2009, in connection with reorganization of the Fund with RFR, the Fund issued 47 Series W auction preferred shares with a total liquidation preference of $1,175,000. On June 19, 2009, in connection with the reorganization of the Fund with RHR, the Fund issued 91 Series Th auction preferred shares with a total liquidation preference of $2,275,000. On June 22, 2009, in connection with the reorganization of the Fund with RCR, the Fund issued 27 Series F auction preferred shares with a total liquidation preference of $675,000. On June 23, 2009, in connection with the reorganization of the Fund with RDR, the Fund issued 64 Series M auction preferred shares with a total liquidation preference of $1,600,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any rating agencies rating the Fund's preferred shares, or (2) maintain "asset coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate for each series was 1.30% as of December 31, 2009.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of the Fund's lead broker dealer for its preferred securities, has acquired for its own account a portion of the Fund's preferred securities in the auctions, and may ultimately come to own for its own account all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) Schedule 13G filing, dated as of December 31, 2009, it owned 17.0% of Series W, 18.7% of Series Th and 14.8% of Series F issued and outstanding preferred shares. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in those auctions. There can be no assurance that RBC Capital Markets Corporation or any other of its affiliates will purchase Fund preferred shares in any future auction of Fund preferred securities, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Fund.

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Reorganizations

RIF and RMR:

On June 17, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RMR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RMR and the Fund on March 26, 2009, and by the shareholders of RMR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $21,204.

The investment portfolio of RMR, with a fair value of $34,319,302 and identified cost of $62,014,620, was the principal asset acquired by the Fund. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RMR was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of RMR were $22,557,627.

As a result of this reorganization, each holder of RMR common shares received common shares of the Fund having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder's RMR common shares. As of the close of business on June 17, 2009, the NAV of RMR was $3.306 per common share and the NAV of the Fund was $4.240 per common share. The Fund completed a 4:1 reverse stock split on Wednesday, June 17, 2009 immediately prior to the reorganization of RMR with the Fund and its opening NAV on Thursday, June 18, 2009 was $16.952. Each common share of RMR was converted into 0.195 common shares of the Fund. Immediately after this reorganization, the combined net assets of the Fund amounted to $22,578,831. In connection with the reorganization, the Fund assumed the accounting and performance history of RMR.

As a result of this reorganization, the holders of Series T preferred shares of RMR received Series T preferred shares of the Fund. The aggregate liquidation preference of the Fund Series T preferred shares received by holders of RMR Series T preferred shares in the reorganization was equal to the aggregate liquidation preference of the RMR Series T preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of the Fund Series T preferred shares issued in the reorganization are the same as that of the RMR Series T preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of Fund Series T preferred shares was identical to the dividend rate set at the most recent auction for RMR Series T preferred shares prior to RMR's reorganization with the Fund.

RIF and RFR:

On June 18, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RFR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RFR and the Fund on March 26, 2009, and by the shareholders of RFR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RFR, with a fair value of $4,119,848 and identified cost of $8,174,016, was the principal asset acquired by the Fund. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RFR was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $22,629,661.

As a result of this reorganization, each holder of RFR common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RFR common shares. As of the close of business on June 18, 2009, the NAV of RFR was $2.082 per common share and the NAV of the Fund was $16.990 per common share. Each common share of RFR was converted into 0.123 common shares of the Fund. Immediately after the reorganization, the combined net assets of the Fund amounted to $25,719,334.

As a result of this reorganization, the holders of Series W preferred shares of RFR received Series W preferred shares of the Fund. The aggregate liquidation preference of the Fund Series W preferred shares received by holders of RFR Series W preferred shares in the reorganization was equal to the aggregate liquidation preference of the RFR Series W preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of the Fund Series W preferred shares issued in the reorganization are the same as that of the RFR Series W preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of Fund Series W preferred shares was identical to the dividend rate set at the most recent auction for RFR Series W preferred shares prior to RFR's reorganization with the Fund.

RIF and RHR:

On June 19, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RHR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RHR and the Fund on March 26, 2009, and by the shareholders of RHR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RHR, with a fair value of $9,671,628 and identified cost of $16,667,618, was the principal asset acquired by the Fund. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RHR was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $26,009,749.

As a result of this reorganization, each holder of RHR common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RHR common shares. As of the close of business on June 19, 2009, the NAV of RHR was $2.990 per common share and the NAV of the Fund was $17.174 per common share. Each common share of RHR was converted into 0.174 common shares of the Fund. Immediately after the reorganization, the combined net assets of the Fund amounted to $33,439,647.

As a result of this reorganization, the holders of Series Th preferred shares of RHR received Series Th preferred shares of the Fund. The aggregate liquidation preference of the Fund Series Th preferred shares received by holders of RHR Series Th preferred shares in the reorganization was equal to the aggregate liquidation preference of the RHR Series Th preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of the Fund Series Th preferred shares issued in the reorganization are the same as that of the RHR Series Th preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of Fund Series Th preferred shares was identical to the dividend rate set at the most recent auction for RHR Series Th preferred shares prior to RHR's reorganization with the Fund.

RIF and RCR:

On June 22, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RCR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RCR and the Fund on March 26, 2009, and by the shareholders of RCR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RCR, with a fair value of $3,238,742 and identified cost of $7,497,877, was the principal asset acquired by the Fund. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RCR was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $32,221,837.

As a result of this reorganization, each holder of RCR common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RCR common shares. As of the close of business on June 22, 2009, the NAV of RCR was $2.031 per common share and the NAV of the Fund was $16.551 per common share. Each common share of RCR was converted into 0.123 common shares of the Fund. Immediately after the reorganization, the combined net assets of the Fund amounted to $34,772,887.

As a result of this reorganization, the holders of Series F preferred shares of RCR received Series F preferred shares of the Fund. The aggregate liquidation preference of the Fund Series F preferred shares received by holders of RCR Series F preferred shares in the reorganization was equal to the aggregate liquidation preference of the RCR Series F preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of the Fund Series F preferred shares issued in the reorganization are the same as that of the RCR Series F preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of Fund Series F preferred shares was identical to the dividend rate set at the most recent auction for RCR Series F preferred shares prior to RCR's reorganization with the Fund.

RIF and RDR:

On June 23, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RDR, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RDR and the Fund on March 26, 2009, and by the shareholders of RDR at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RDR, with a fair value of $6,143,547 and identified cost of $13,229,475, was the principal asset acquired by the Fund. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RDR was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $34,921,592.

As a result of this reorganization, each holder of RDR common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RDR common shares. As of the close of business on June 23, 2009, the NAV of RDR was $1.709 per common share and the NAV of the Fund was $16.619 per common share. Each common share of RDR was converted into 0.103 common shares of the Fund. Immediately after the reorganization, the combined net assets of the Fund amounted to $39,473,219.

As a result of this reorganization, the holders of Series M preferred shares of RDR received Series M preferred shares of the Fund. The aggregate liquidation preference of the Fund Series M preferred shares received by holders of RDR Series M preferred shares in the reorganization was equal to the aggregate liquidation preference of the RDR Series M preferred shares held by such holders immediately prior to the reorganization.

The auction date, rate period and dividend payment date of the Fund Series M preferred shares issued in the reorganization are the same as that of the RDR Series M preferred shares exchanged in the reorganization. The dividend rate for the initial rate period of Fund Series M preferred shares was identical to the dividend rate set at the most recent auction for RDR Series M preferred shares prior to RDR's reorganization with the Fund.

Pro Forma Information

The following pro forma results of operations for the Fund assumes all the reorganizations had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund. This pro forma data is presented for informational purposes only and may not necessarily be representative of what the combined actual results of operations would have been had the reorganizations taken place as of January 1, 2009 or for any other date or period.

Net investment income	$3,533,742
Net realized and unrealized gain on investments	21,865,773

Net increase in net assets resulting from operations	$25,399,515

Because the combined investment portfolios of RMR, RFR, RHR, RCR and RDR have been managed as a single integrated portfolio since the reorganizations were completed, it is not possible to identify the amounts of revenues and earnings of RMR, RFR, RHR, RCR and RDR that have been included in the Fund's statement of operations since the reorganizations were completed.

Note F

Capital Share Transactions

As of December 31, 2009, 2,375,718 common shares, $.001 par value per share, were issued and outstanding. Transactions in capital stock in connection with the reorganizations were as follows:

	Shares	Amount
Shares issued in formation of Fund	1,250	$21,204
Shares issued in connection with the reorganization with:
RFR	182,532	3,089,673
RHR	432,390	7,429,898
RCR	154,477	2,551,050
RDR	274,389	4,551,627

Total shares issued	1,045,038	$17,643,452

Note G

Subsequent Events

Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Income Fund:

We have audited the accompanying statement of assets and liabilities of RMR Real Estate Income Fund (the "Fund"), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies by brokers are not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Real Estate Income Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2010

RMR Asia Pacific Real Estate Fund
December 31, 2009

To our shareholders,

In June 2009, shareholders of Old RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund voted to reorganize their funds into RMR Asia Pacific Real Estate Fund (the "Fund"). These reorganizations were completed on June 16, 2009 and, following the reorganizations, the Fund assumed the accounting and performance history of Old RMR Asia Pacific Real Estate Fund for periods prior to June 16, 2009. In the pages that follow, you will find data summarizing the Fund's financial results for the year ended December 31, 2009 and our financial position as of December 31, 2009.

Relevant Market Conditions

Real Estate Industry Fundamentals.    In the first half of 2009, the Asian region continued to suffer from the effects of the global financial crisis and recorded declining GDP growth. Office rental rates in the key Asian financial centers of Hong Kong, Singapore and Tokyo declined and vacancy rates increased as commercial activity and employment levels decreased. The employment declines also resulted in less disposable income and less retail expenditure leading to weakened demand for retail space. In addition, slowing GDP and trade growth resulted in lower demand for industrial space. In the residential sector, real estate prices softened as buyers withheld purchases due to general economic uncertainty. The above factors resulted in a general decline in the value of real estate across all major property types.

During the second half of 2009, market conditions began to improve. Office rental rates in the key Asian financial centers of Hong Kong, Singapore and Tokyo began to stabilize in the second half of 2009. Office rents began to stabilize in key financial centers because the employment market began improving. The improved employment market, rising home prices and a revival of the equity markets in the Asian region in the second half of 2009 resulted in improved consumer sentiment which in turn helped to stabilize rents in the retail sector. The Asian governments' stimulus measures during 2009 have also supported domestic consumption.

In the industrial real estate sector, export volumes across the region have yet to return to pre-crisis levels and leasing activity in the industrial sector has been muted. However, with the Asian region generating increasingly positive GDP growth, industrial leasing activity should improve in the future.

Residential real estate prices across the region improved substantially in the second half of 2009. The Hong Kong market was especially strong because mainland Chinese buyers took advantage of high levels of liquidity, and sought the safety of residential assets amidst volatile equity markets. The resurgence in the residential sector demonstrates the robust long term demand for residential real estate across Asia due to favorable demographics and a high savings rates.

Looking forward to 2010, we expect commercial real estate fundamentals in the Asia Pacific region to continue to improve. Asian economies returned to positive GDP growth in the third quarter of 2009 as the developed countries across the region came out of recession. The Asian region, led by China and India, continues to demonstrate superior GDP growth relative to the rest of the world. The International Monetary Fund expects 5.8% GDP growth for Asia in 2010, compared to 3.1% expected in world GDP.

Real Estate Industry Technicals.    We anticipate demand for real estate investments in the Asia Pacific region to continue to increase as the Asian economies continue to demonstrate improved economic growth. The number of real estate investment trusts, or REITs, in the region continues to grow; the Philippines and India are currently considering new REIT legislation.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the year ended December 31, 2009, our total return on net asset value, or NAV, was 24.0%. During that same period, the total return for the EPRA NAREIT Asia Total Return Index (an unmanaged index of Asia Pacific real estate common stocks) was 43.4%.

The Fund underperformed the EPRA NAREIT Asia Total Return Index over this period due to the Fund's differing investment approach relative to the weighting of certain countries or securities in its benchmark index. The EPRA NAREIT Asia Total Return Index has a concentration of over 23% to Australia, which produced substantial gains during 2009. In comparison, the Fund was underweight Australia and overweight other countries in the region.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President
February 22, 2010

RMR Asia Pacific Real Estate Fund
December 31, 2009

Portfolio holdings by sub-sector as a percentage of investments
(as of December 31, 2009)*

Diversified	61%
Retail	14%
Hospitality	12%
Others, less than 10%	11%
Short term investments	2%

Total investments	100%

Real Estate	98%
Short term investments	2%

Total investments	100%

Portfolio holdings by country (as of December 31, 2009)*

Hong Kong	33%
Japan	22%
Australia	19%
Singapore	12%
China	10%
India	2%
Short term investments	2%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector and by country as a percentage of total portfolio holdings and do not match the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector and by country as a percentage of the Fund's net assets.

Portfolio Management Changes

On July 13, 2009, Craig Dunstan, co-portfolio manager for the Fund, resigned from MacarthurCook Investment Managers Limited ("MacarthurCook"), the Fund's investment subadvisor. Mr. Dunstan's resignation was a result of a change in control of MacarthurCook that took place during the summer of 2009, and which is described herein under the heading "Consideration of the Investment Sub-Advisory Agreement." Mr. Dunstan's resignation was not the result of any disagreement with the Fund or any impropriety on the part of MacarthurCook or Mr. Dunstan. Roberto Versace remains a portfolio manager for the Fund and, as of February 22, 2010, no other person has replaced Mr. Dunstan in a co-portfolio management role. Mr. Versace is now the sole portfolio manager. Mr. Versace has been a Fund Manager at MacarthurCook Limited, the parent company of MacarthurCook, since July 2007.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – December 31, 2009

Company	Shares	Value

Common Stocks – 98.0%
Australia – 19.3%
Diversified – 10.1%
Dexus Property Group*	2,500,000	$1,896,691
Mirvac Group*	1,500,000	2,092,876
Stockland*	950,000	3,347,057

		7,336,624
Office – 4.1%
Goodman Group*	3,210,000	1,816,040
ING Office Fund*	2,100,000	1,193,693

		3,009,733
Retail – 5.1%
Westfield Group*	330,000	3,693,329
Total Australia (Cost $13,606,838)		14,039,686
China – 10.4%
Diversified – 10.4%
Agile Property Holdings, Ltd.	750,000	1,090,615
China Overseas Land & Investment, Ltd.	1,376,680	2,881,021
China Resources Land, Ltd.	706,000	1,592,775
Hopson Development Holdings, Ltd.	440,000	629,847
Shimao Property Holdings, Ltd.	740,000	1,387,404

		7,581,662
Total China (Cost $6,534,725)		7,581,662
Hong Kong – 33.7%
Diversified – 15.3%
Henderson Land Development Co., Ltd.	475,000	3,561,702
Hongkong Land Holdings, Ltd.	657,000	3,235,778
Kerry Properties, Ltd.	285,000	1,441,536
New World Development Co., Ltd.	1,130,000	2,302,264
The Wharf (Holdings), Ltd.	98,000	562,423

		11,103,703
Hospitality – 11.9%
Sun Hung Kai Properties, Ltd.	580,000	8,624,088
Retail – 6.5%
Hang Lung Properties, Ltd.	758,000	2,971,626
The Link REIT*	695,000	1,766,287

		4,737,913
Total Hong Kong (Cost $21,654,865)		24,465,704
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued
Japan – 22.4%
Diversified – 17.1%
Mitsubishi Estate Co., Ltd.	372,500	$5,947,283
Mitsui Fudosan Co., Ltd.	318,000	5,376,814
Shoei Co., Ltd.	160	1,211
Sumitomo Realty & Development Co., Ltd.	56,000	1,057,139

		12,382,447
Office – 5.3%
Nippon Building Fund, Inc.*	238	1,808,834
Nomura Real Estate Office Fund, Inc.*	195	1,060,531
Orix REIT, Inc.*	200	998,542

		3,867,907
Total Japan (Cost $22,022,078)		16,250,354
Singapore – 12.2%
Diversified – 8.6%
Ascendas Real Estate Investment Trust*	1,103,000	1,731,485
Cambridge Industrial Trust*	1,995,000	634,914
Capitacommercial Trust*	600,000	496,854
CapitaLand, Ltd.*	1,142,000	3,387,811

		6,251,064
Industrial – 1.2%
Mapletree Logistics Trust*	1,520,000	845,619
Retail – 2.4%
CapitaMall Trust*	1,350,000	1,723,102
Total Singapore (Cost $8,455,922)		8,819,785
Total Common Stocks (Cost $72,274,428)		71,157,191
P-Notes (a) – 1.5%
India – 1.5%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (b)	64,500	500,520
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13 (b)	348,000	615,960
Total P-Notes (Cost $1,042,953)		1,116,480
Short-Term Investments – 2.2%
Other Investment Companies – 2.2%
Dreyfus Cash Management Fund, Institutional Shares, 0.08% (c)
(Cost $1,580,067)	1,580,067	1,580,067
Total Investments – 101.7% (Cost $74,897,448) (d)		73,853,738
Other assets less liabilities – (1.7)%		(1,243,794)
Net Assets – 100%		$72,609,944
See notes to financial statements and notes to portfolio of investments.

Notes to Portfolio of Investments

*
The company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
P-Notes are participation interest notes that are issued by banks or broker dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate; this is so in large part because of the counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.
(b)
As of December 31, 2009, this security had not paid a distribution.
(c)
Rate reflects 7 day yield as of December 31, 2009.
(d)
As of December 31, 2009, the Fund held $71,157,191 of securities fair valued in accordance with policies adopted by the board of trustees, which represents 96.3% of the Fund's total investments. See Note A(4) to the financial statements.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2009

Assets
Investments in securities, at value (cost $74,897,448)	$73,853,738
Cash	962
Dividends and interest receivable	285,664
Prepaid expenses	1,497

Total assets	74,141,861

Liabilities
Distributions payable	1,337,185
Advisory fee payable	46,914
Accrued expenses and other liabilities	147,818

Total liabilities	1,531,917

Net assets	$72,609,944

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 3,342,963 shares issued and outstanding	$3,343
Additional paid-in capital	116,159,711
Distributions in excess of net investment income	(1,204,097)
Accumulated net realized loss on investments and foreign currency transactions	(41,306,616)
Net unrealized depreciation on investments and foreign currency transactions	(1,042,397)

Net assets	$72,609,944

Net asset value per share (based on 3,342,963 common shares outstanding)	$21.72

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statement of Operations

For the year ended December 31, 2009

Investment Income
Dividends (cash dividends received or due, net of foreign taxes withheld of $156,305)	$1,315,555
Interest	11,818

Total investment income	1,327,373

Expenses
Advisory	461,651
Audit and legal	276,607
Administrative	107,757
Custodian	101,055
Compliance and internal audit	82,497
Shareholder reporting	74,038
Merger	22,511
Trustees' fees and expenses	19,391
Other	87,109

Total expenses	1,232,616
Less: expense waived by the Advisor	(115,413)

Net expenses	1,117,203

Net investment income	210,170

Realized and unrealized gain (loss) on investments and foreign currency transactions
Net realized loss on investments	(8,956,915)
Net realized loss on foreign currency transactions	(7,540)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	19,162,766

Net increase in net assets resulting from operations	$10,408,481

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2009	Year Ended December 31, 2008

Increase (decrease) in net assets resulting from operations
Net investment income	$210,170	$100,321
Net realized loss on investments and foreign currency transactions	(8,964,455)	(5,376,530)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	19,162,766	(13,937,820)

Net increase (decrease) in net assets resulting from operations	10,408,481	(19,214,029)

Distributions to common shareholders from:
Net investment income	(1,846,135)	—

	(1,846,135)	—

Capital shares transactions
Net proceeds from sale of common shares	64,902	—
Net assets received from reorganization with RMR Asia Real Estate Fund	47,486,799	—

Net increase from capital transactions	47,551,701	—

Total increase (decrease) in net assets	56,114,047	(19,214,029)
Net assets
Beginning of year	16,495,897	35,709,926

End of year (including distributions in excess of net investment income of $1,204,097 and $125,888, respectively)	$72,609,944	$16,495,897

Common shares issued and repurchased (a)
Shares outstanding, beginning of year	900,315	900,315
Shares issued in formation of Fund	3,333	—
Shares issued in reorganization with RMR Asia Real Estate Fund	2,439,315	—

Shares outstanding, end of year	3,342,963	900,315

(a)
Common share amounts for all periods prior to the reorganization have been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Note D to the financial statements.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund

Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006

Per Common Share Operating Performance (b)(c)
Net asset value, beginning of period	$18.34	$39.67	$46.10	$37.19	(d)

Income from Investment Operations
Net investment income (e)	.09	.12	.24	.41
Net realized and unrealized appreciation/(depreciation) on investments	4.26	(21.45)	4.97	8.58

Net increase (decrease) in net asset value from operations	4.35	(21.33)	5.21	8.99
Less: Distributions to common shareholders from:
Net investment income	(.97)	—	(7.68)	—
Net realized gain on investments	—	—	(3.96)	—
Common share offering costs charged to capital	—	—	—	(.08)

Net asset value, end of period	$21.72	$18.34	$39.67	$46.10

Market price, beginning of period	$12.53	$33.04	$45.63	$38.99

Market price, end of period	$16.89	$12.53	$33.04	$45.63

Total Return (f)
Total investment return based on:
Market price (g)	42.86%	(62.06)%	(2.99)%	17.05%
Net asset value (g)	24.03%	(53.76)%	11.80%	23.95%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (e)	0.46%	0.42%	0.45%	1.64	%(h)
Expenses, net of fee waivers	2.42%	2.82%	1.78%	2.25	%(h)
Expenses, before fee waivers	2.67%	3.07%	2.03%	2.50	%(h)
Portfolio Turnover Rate	101.40%	42.97%	68.69%	27.61%
Net assets attributable to common shares, end of period	$72,609,944	$16,495,897	$35,709,926	$41,512,089
(a)
Commencement of operations of the Fund.
(b)
Based on average shares outstanding.
(c)
The Fund reorganized with predecessor RMR Funds on June 16, 2009. Share and per share information has been updated to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations. See Notes A and D to the financial statements.
(d)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares of the predecessor Old RMR Asia Pacific Real Estate Fund from the $20.00 offering price. The Fund paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(e)
Amounts are net of expenses waived by RMR Advisors.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. The total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements

December 31, 2009

Note A

(1)  Organization

RMR Asia Pacific Real Estate Fund, or the Fund or RAP, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. The Fund had no operations prior to June 16, 2009, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of a total of 5,000 Fund common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On June 16, 2009, the Fund completed a 1.5:1 reverse stock split immediately prior to the reorganization of each of Old RMR Asia Pacific Real Estate Fund (Old RAP) and RMR Asia Real Estate Fund (RAF) with the Fund on June 16, 2009. Following the reorganizations, the Fund assumed the accounting and performance history of Old RAP for periods prior to June 16, 2009. See Note D for a complete description of the reorganizations.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost plus interest accrued, which approximates market value.

Some foreign markets close before the close of customary trading sessions on NYSE Amex (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE Amex closes, that the Fund determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE Amex, as determined in good faith under procedures established by the Fund's board of trustees.

(4)  Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect our own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's investments carried at value:

Description	Level 1	Level 2	Level 3	Total

Common Stocks
Australia
Diversified	$—	$7,336,624	$—	$7,336,624
Office	—	3,009,733	—	3,009,733
Retail	—	3,693,329	—	3,693,329
Total Australia	—	14,039,686	—	14,039,686
China
Diversified	—	7,581,662	—	7,581,662
Total China	—	7,581,662	—	7,581,662
Hong Kong
Diversified	—	11,103,703	—	11,103,703
Hospitality	—	8,624,088	—	8,624,088
Retail	—	4,737,913	—	4,737,913
Total Hong Kong	—	24,465,704	—	24,465,704

Description	Level 1	Level 2	Level 3	Total

Japan
Diversified	$—	$12,382,447	$—	$12,382,447
Office	—	3,867,907	—	3,867,907
Total Japan	—	16,250,354	—	16,250,354
Singapore
Diversified	—	6,251,064	—	6,251,064
Industrial	—	845,619	—	845,619
Retail	—	1,723,102	—	1,723,102
Total Singapore	—	8,819,785	—	8,819,785
Total Common Stocks	—	71,157,191	—	71,157,191
P-Notes
India	—	1,116,480	—	1,116,480
Total P-Notes	—	1,116,480	—	1,116,480
Short Term Investments
Other Investment Companies	1,580,067	—	—	1,580,067
Total Investments	$1,580,067	$72,273,671	$—	$73,853,738

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates significantly from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of these securities at the time the U.S. market closes and the Fund fair values its investment securities. Accordingly, in such circumstances, the Fund reports holdings in its foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The Fund used this model to fair value its foreign investment securities at December 31, 2009.

There were no investments in securities characterized as Level 3 as of December 31, 2008 or December 31, 2009.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(6)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some Asia Pacific governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2009, $156,305 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

At December 31, 2009, the Fund did not have any uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2009, the Fund did not incur any tax related interest or penalties.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2009 and December 31, 2008, were as follows:

	Year ended December 31, 2009	Year ended December 31, 2008
Ordinary income	$1,846,135	$—
Net long term capital gains	—	—

	$1,846,135	$—

As of December 31, 2009, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$1,366,298
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(5,747,368)

As of December 31, 2009, the Fund had a total net capital loss carry forward for federal income tax purposes of $38,575,437 of which $831,685 expires in 2014, $14,865,619 expires in 2015, $20,289,338 expires in 2016 and $2,588,795 expires in 2017.

The net capital loss carry forward includes $29,888,822 of capital loss carry forwards that were acquired in connection with the reorganizations (See Note D). Federal tax rules limit the Fund's ability to use these acquired capital loss carry forwards.

Under current tax law, certain capital, net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2009, the Fund elected to defer net capital losses of $596,605 arising between November 1, 2009 and December 31, 2009.

The difference between the financial reporting basis and tax basis of unrealized appreciation/depreciation is due to mark to market and adjustments to the Fund's investments in passive foreign investment companies and wash sales of portfolio investments.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2009, are as follows:

Cost	$79,602,419

Gross unrealized appreciation	$6,157,814
Gross unrealized depreciation	(11,906,495)

Net unrealized appreciation/(depreciation)	$(5,748,681)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities and warrants to purchase equity securities, issued by Asia Pacific real estate companies and real estate investment trusts ("REITs"). The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industry and securities market.

(9)  Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(10)  Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until May 25, 2012. The Fund incurred net advisory fees of $346,238 during the year ended December 31, 2009. The amount of fees waived by RMR Advisors was $115,413 for the year ended December 31, 2009.

On June 16, 2009, the Fund and RMR Advisors entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, a subsidiary of MacarthurCook Limited (the "Old Advisory Agreement") to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, pays the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2012, the fee payable will be equal to an annual rate of 0.25% of the Fund's average daily managed assets. On July 1, 2009, the Fund and RMR Advisors entered into an interim investment advisory agreement with MacarthurCook (the "Interim Agreement") as a result of a change in control of MacarthurCook as defined in the 1940

Act. On November 18, 2009, the Fund entered into a new advisory agreement with MacarthurCook (the "New Advisory Agreement"). Both the Interim Advisory Agreement and the New Advisory Agreement are identical in all material respects to the Old Advisory Agreement, including the amount of compensation to be paid to MacarthurCook.

RMR Advisors performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors $107,757 for subadministrative fees charged by State Street for the year ended December 31, 2009.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $19,391 of trustee fees and expenses during the year ended December 31, 2009.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $82,497 of compliance and internal audit expense, which includes the Fund's allocated portion of the salary of its chief compliance officer, during the year ended December 31, 2009. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $45,466 of allocated insurance expense during the year ended December 31, 2009.

Note C

Securities Transactions

During the year ended December 31, 2009, there were purchases and sales transactions (excluding short term securities) of $45,485,297 and $44,751,189, respectively. Brokerage commissions on securities transactions amounted to $196,198 during the year ended December 31, 2009.

Note D

Reorganizations

On June 16, 2009, the Fund acquired all of the assets and assumed all of the liabilities of Old RAP, pursuant to an agreement and plan of reorganization approved by the boards of trustees of Old RAP and the Fund on March 26, 2009, and by the shareholders of Old RAP at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $64,902.

The investment portfolio of Old RAP, with a fair value of $18,021,999 and identified cost of $19,533,944, was the principal asset acquired by the Fund. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from Old RAP was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Old RAP were $17,537,211.

As a result of this reorganization, each holder of Old RAP common shares received common shares of the Fund having an aggregate net asset value (NAV) equal to the aggregate NAV of the common shareholder's Old RAP common shares. As of the close of business on June 16, 2009, the NAV of Old RAP was $9.993 per common share and the NAV of the Fund was $12.98 per common share. The Fund completed a 1.5:1 reverse stock split on Tuesday, June 16, 2009 immediately prior to the reorganization of Old RAP and RAF with the Fund. Each common share of Old RAP was converted into 0.513 common shares of the Fund. Immediately after this reorganization, the combined net assets of the Fund amounted to $17,602,113. In connection with this reorganization, the Fund has assumed the accounting and performance history of Old RAP.

Also on June 16, 2009, the Fund acquired all of the assets and assumed all of the liabilities of RAF, pursuant to an agreement and plan of reorganization approved by the boards of trustees of RAF and the Fund on March 26, 2009, and by the shareholders of RAF at a special meeting on June 4, 2009. The purpose of this transaction was to combine the funds managed by RMR Advisors with comparable investment objectives and strategies and seek to lower certain fixed administrative expenses. The reorganization was structured to qualify as a tax free reorganization for U.S. federal income tax purposes.

The investment portfolio of RAF, with a fair value of $48,527,557 and identified cost of $59,849,409, was the principal asset acquired by the Fund. For financial purposes, the assets acquired and shares issued were recorded at fair value; however, the cost basis of the investments received from RAF was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the net assets of the Fund were $17,602,113.

As a result of the reorganization, each holder of RAF common shares received common shares of the Fund having an aggregate NAV equal to the aggregate NAV of the common shareholder's RAF common shares. As of the close of business on June 16, 2009, the NAV of RAF was $9.989 per common share and the NAV of the Fund was $19.479 per common share, after effecting the 1.5:1 reverse stock split described above. Each common share of RAF was converted into 0.513 common shares of the Fund. Immediately after this reorganization, the combined net assets of the Fund amounted to $65,101,490.

The opening NAV of the Fund on Wednesday, June 17, 2009, after these reorganizations were completed, was $19.47.

The following pro forma results of operations for the Fund assumes all the reorganizations had been completed on January 1, 2009, the beginning of the annual reporting period of the Fund. This pro forma data is presented for informational purposes only and may not necessarily be representative of what the combined actual results of operations would have been had the reorganizations taken place as of January 1, 2009 or for any other date or period.

Net investment income	$474,702
Net realized and unrealized gain on investments	13,726,402

Net increase in net assets resulting from operations	$14,201,104

Because the combined investment portfolios of Old RAP and RAF have been managed as a single integrated portfolio since the reorganizations were completed, it is not possible to identify the amounts of revenues and earnings of Old RAP and RAF that have been included in the Fund's statement of operations since the reorganizations were completed.

Note E

Capital Share Transactions

As of December 31, 2009, 3,342,963 common shares, $.001 par value per share, were issued and outstanding. Transactions in capital stock in connection with the reorganizations were as follows:

	Shares	Amount
Shares issued in formation of Fund	3,333	$64,902
Shares issued in connection with the reorganization with RAF	2,439,315	47,486,799

	2,442,648	$47,551,701

Note F

Subsequent Events

Management has evaluated subsequent events through February 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

Note G

Submission of Proposals to a Vote of Shareholders (unaudited)

A special meeting of the shareholders of the Fund was held on November 18, 2009 for shareholders to consider the approval of a new investment sub-advisory agreement among the Fund, MacarthurCook and RMR Advisors. The results of the special meeting of shareholders are below:

Votes For	Votes Against	Votes Abstained
1,411,431.08	112,597.48	201,184.80

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Asia Pacific Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of RMR Asia Pacific Real Estate Fund (the "Fund"), including the portfolio of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Asia Pacific Real Estate Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 22, 2010

RMR Asia Pacific Real Estate Fund
December 31, 2009

Consideration of the Investment Sub-Advisory Agreement

RMR Advisors, Inc. (the "Investment Adviser") has acted as RMR Asia Pacific Real Estate Fund's (the "Trust") investment adviser since the Trust, and its predecessor funds, commenced operations. MacarthurCook Investment Managers Limited ("MCIM") has acted as the Trust's investment sub-adviser since the Trust, and its predecessor funds, commenced operations. On June 26, 2009, AIMS Securities Holdings Pty Ltd ("AIMS Securities"), a member of the AIMS Financial Group (a group of Australian companies founded and controlled by Mr. George Wang as sole principal) ("AIMS Financial," and together with AIMS Securities, "AIMS"), acquired more than 25% of MCIM's affiliate, MacarthurCook Limited's ("MCK"), outstanding shares thereby causing MCK (and, indirectly, MCIM) to undergo a change in control, and the existing investment sub-advisory agreement among the Trust, the Investment Adviser and MCIM (the "Prior Agreement") to undergo an "assignment", for purposes of the Investment Company Act of 1940 (the "1940 Act"). This "assignment" caused the automatic termination of the Prior Agreement in accordance with its terms and applicable provisions of the 1940 Act. To facilitate an uninterrupted investment program, the board of trustees of the Trust (the "Board"), including each of the independent trustees (the "Independent Trustees"), approved an interim investment sub-advisory agreement among the Trust, the Investment Adviser and MCIM (the "Interim Agreement"). The Interim Agreement became effective as of June 26, 2009, had a maximum term of 150 days and was substantively identical to the Prior Agreement. On September 21, 2009, the Board, including each of its Independent Trustees, approved the continued retention of MCIM as investment sub-adviser to the Trust and a new investment sub-advisory agreement among the Trust, the Investment Adviser and MCIM to become effective upon its approval by the Trust's shareholders and to remain in effect until June 16, 2011 (the "New Agreement"). The New Agreement is substantively identical to the Prior Agreement and the Interim Agreement.

Investment Sub-Advisory Agreement.    In making its determination to approve the New Agreement, the Board, including each of the Independent Trustees, considered all of the factors described below.

The Board considered the benefits of retaining MCIM as the Trust's investment sub-adviser. The Board discussed the nature, extent and quality of services that MCIM has provided to the Trust and its predecessor funds; the quality and experience of personnel in MCIM's organization, including the personnel now affiliated with MCIM through AIMS, as well as the depth of such personnel at MCIM and AIMS and the departure of Messrs. Dunstan and Grant; the experience and expertise of MCIM as an investment adviser, as well as the experience and expertise of AIMS; the capacity and future commitment of MCIM to perform its duties; the sub-advisory fees to be paid to MCIM by the Investment Adviser; the fact that MCIM has agreed to waive a portion of its fees until May 25, 2012; the level of investment advisory fees to be paid by the Trust, which indirectly includes the fee paid to MCIM, as compared to similar funds; MCIM's performance history as sub-adviser to the Trust and its predecessor funds, and AIMS's performance history as an investment manager; the potential for economies of scale; the financial condition and profitability of MCIM; and any indirect benefits to be derived by MCIM and AIMS from their relationship with the Trust. In considering such factors, the Trustees noted their deliberations at their meeting on January 28, 2009 at which they considered the approval of the Prior Agreement. The Board emphasized that they considered such deliberations to be relevant to approving the New Agreement since the same portfolio management personnel historically responsible for the Trust's day to day portfolio operations will remain in their respective roles at MCIM, other then Mr. Dunstan. In addition, the Board considered the following matters in determining to retain MCIM as the Trust's investment sub-adviser.

The Nature, Extent and Quality of Services Provided by MCIM

The Board considered the level and depth of knowledge of MCIM, and the added knowledge that AIMS represented. The Board took into account its familiarity with MCIM and its management through the Trust and its predecessor funds, noting the Trust's and those funds' performance relative to a peer group of global real estate closed end funds. The Board also took into account the in-person meeting a majority of the Trustees have had with the principals of AIMS, noting their satisfaction with AIMS's plans for MCIM and AIMS's stated commitment to MCIM's business as a U.S. registered investment adviser. The Board also considered MCIM's and AIMS's record of compliance with their own compliance policies and procedures, MCIM's record of compliance with the Trust's and its predecessor funds' compliance policies and procedures, whether the Trust and its predecessor funds had operated within their investment objectives and the Investment Adviser's oversight of MCIM. Additionally, the Board considered the extent of specialized knowledge of MCIM and AIMS, noting that MCIM specialized in the area of real estate investment management in the Asia Pacific region and that AIMS added additional specialized knowledge in the areas of fund management and real estate investment in the Asia Pacific region.

The Board also independently considered the level and depth of knowledge of AIMS, as well as the effect AIMS's control of MCIM would have on MCIM going forward. The Board considered AIMS's experience and track record in fund management, investment banking, real estate investment, eCommerce, securitization and mortgage lending in the Asia Pacific region, and noted AIMS's particular focus on China and Australia. The Board noted that AIMS Financial is an Australian Financial Service License holder for securitization trust manager, real estate funds manager and mortgage funds manager granted by the Australian Securities and Investments Commission, and that AIMS Financial wholly owns the Asia Pacific Exchange (APX), a securities exchange located in Australia. The Board concluded that AIMS's track record was satisfactory and that its added expertise had the potential to have a positive impact on MCIM and its management of the Trust.

The Board then reviewed the principal personnel at AIMS who would interact with MCIM and oversee the personnel at MCIM managing the Trust's day to day portfolio operations. In connection with this review, the Board also considered the extent to which there would be no change in the personnel who would be responsible for the daily management of the Trust's portfolio.

The Board first considered AIMS's founder and controlling person, Mr. George Wang, who also serves as AIMS's chairman and chief executive officer. The Board noted that Mr. Wang has a skill base in the areas of securitization, real estate funds management, structured finance and innovative financial product development, which is likely to bring added depth to MCIM's organization. The Board also recognized that Mr. Wang is active in both the Australian and Chinese business communities. In China, Mr. Wang is an adviser to several Chinese governmental bodies and agencies and he holds the position of Deputy President of the International Trade Council of China, a constituent body of the China Council for the Promotion of International Trade. In Australia, Mr. Wang is the President of the Australia China Finance & Investment Council. In connection with AIMS's takeover of MCK, the Board noted that Mr. Wang became a director of MCK.

The Board next considered Mr. Mark Thorpe-Apps, who has become a director, the Chief Executive Officer ("CEO") and Chief Investment Officer ("CIO") of MCIM, as well as a director of MCK. The Board recognized that with the exception of his role as CEO, these roles were previously occupied by Mr. Craig Dunstan, who resigned from MCK and MCIM in connection with AIMS's takeover of MCK. Mr. Dunstan was previously a co-portfolio manager of the Trust by virtue of his position as CIO of MCIM, but was not responsible for the Trust's day to day portfolio management.

The Board noted that AIMS had indicated that Mr. Thorpe-Apps may occupy a co-portfolio management role with respect to the Trust by virtue of his position as CIO of MCIM, as had Mr. Dunstan. The Board recognized, however, that it was not contemplated that Mr. Thorpe-Apps would have responsibility for the Trust's day to day portfolio management and would likely function in a supervisory role akin to Mr. Dunstan's previous role. The Board reviewed Mr. Thorpe-Apps' experience, noting that Mr. Thorpe-Apps has over 15 years experience in funds management and financial services, previously was a founder of Pengana Capital Limited where he led its property securities team and founded several real estate funds, regularly speaks at property investment conferences and is currently the executive director of AIMS's funds management business where he is responsible for building AIMS's fund management platform.

In addition, the Board considered Messrs. Gregory Bundy and Antony Wood, both of whom have become directors of MCIM and MCK in connection with AIMS's takeover of MCK, and Mr. Chris Langford, who has become a director of MCIM and expects to be named a director of MCK, in connection with AIMS's takeover of MCK. The Board noted that MCIM's board of directors currently consists of Messrs. Thorpe-Apps, Bundy, Wood and Langford, and that MCIM has not retained any of its pre-AIMS directors. The Board concluded that this turnover of directors was not expected to have any adverse impact on MCIM and was not expected to affect the day to day management of the Trust's portfolio. The Board noted that MCIM was a subsidiary of MCK and that such director turnover was usual and customary in connection with a corporate takeover. The Board then discussed the expectations it had received from AIMS and MCIM that this director turnover was expected to have little or no affect on the employees of MCIM and the day to day management of the Trust's portfolio, and that there had been limited employee turnover at MCIM since AIMS's takeover through August 31, 2009.

The Board then discussed the experience of Messrs. Bundy, Wood and Langford, noting that Mr. Bundy has two decades of experience in investment banking, stock brokering and funds management. The Board noted that, until recently, Mr. Bundy was Vice Chairman of Merrill Lynch Asia Pacific with responsibility for all capital market accounts in Korea, Hong Kong, Singapore, China and Australia. The Board discussed that Mr. Bundy was a graduate of Yale University, had joined Merrill Lynch in 1984 and had held positions with Merrill Lynch including head of U.S. equity trading, Managing Director of International Equities and Chief Operating Officer of Merrill Lynch Investment Managers. With respect to Mr. Wood, the Board noted that Mr. Wood's career extends over 25 years and that key roles have included Director of Jones Lang Wootton (now Jones Lang LaSalle) and progressing through senior fiduciary positions in the funds management divisions of BZW-Mirvac, BT Funds Management and Record Investments. The Board noted that, in 2005, Mr. Wood founded, and is Managing Director of, the Blaxland Group, a firm that offers professional real estate and property funds management and property investment banking capabilities. The Board further noted Mr. Wood has worked across a range of international markets including Australia, Asia and Europe. The Board next discussed the experience of Mr. Langford, noting that Mr. Langford has over 20 years experience in a range of roles within the property industry. The Board discussed that Mr. Langford has worked with Lend Lease and Mirvac on a variety of projects and property classes. The Board noted that Mr. Langford was Chief Executive Officer of Mirvac Retail Projects until mid 2005, before forming Spyglass Property to focus on retail property development. The Board further noted that Mr. Langford is a commissioner of the Australian Football League and a director of NSW Cultural Management, the manager of The Sydney Theatre.

The Board also considered the persons at MCIM who will continue to be responsible for the Trust's day to day portfolio management. The Board recognized that Mr. Roberto Versace, who has been the Trust's (or its predecessor funds') portfolio manager since July 2008, will continue be responsible for the Trust's day to day portfolio management, subject to the supervision of Mr. Thorpe-Apps as CIO of MCIM, and that there has not been and that there is currently not expected to be any change in Mr. Versace's status. The Board noted that, in connection with AIMS's takeover of MCK, Mr. Versace has agreed to relocate from Melbourne to Singapore. The Board discussed Mr. Versace's view that being based in Singapore would be a positive change for his continued portfolio management of the Trust since he would be more readily able to conduct on site evaluations of potential and current portfolio companies. The Board then reviewed Mr. Versace's experience, noting that he has been a Fund Manager at MCK since July 2007, and a portfolio manager of the Trust and its predecessor funds since July 2008. The Board considered that from September 2005 to June 2007, Mr. Versace was a member of the Global Real Estate Team of the global investment and advisory firm Babcock & Brown, and from September 2000 to June 2004 Mr. Versace was an analyst with Colonial First State Global Asset Management, the largest manager of Australian sourced funds. The Board also noted that there had been limited employee turnover at MCIM since AIMS's takeover through August 31, 2009, other than as previously discussed, and that it had received assurances from MCIM and AIMS that the nature, level and quality of the services provided by MCIM to the Trust was not expected to be reduced as a result of AIMS's control of MCIM. The Board concluded this segment of its evaluation with a discussion of how the experience and depth of knowledge added to MCIM by AIMS might benefit the Trust.

Sub-Advisory Fees, Other Expenses, Investment Performance and the Profitability of MCIM

The Board noted that the Investment Adviser, not the Trust, would pay MCIM 0.375% per annum of the value of the Trust's average daily managed assets and that MCIM had agreed to waive a portion of its investment sub-advisory fee until May 25, 2012 such that the fee payable to MCIM would be equal to 0.25% per annum of the value of the Trust's average daily managed assets, allowing the Investment Adviser to pass this savings on to the Trust in the form of a waiver of its advisory fee charged to the Trust. The Board recognized that this fee structure was identical to the fee structure under the Prior Agreement and the Interim Agreement. The Board further noted that the sub-advisory fee under the New Agreement, as was the sub-advisory fee under the Prior Agreement, was a product of arm's length negotiations between the Investment Adviser and MCIM. The Board again emphasized that the same personnel at MCIM who had historically managed the Trust's day to day portfolio operations will continue to do so, and that the New Agreement was substantively identical to the Prior Agreement that the Board approved at a meeting on January 28, 2009. The Independent Trustees also noted their recollection, and later confirmed with the Investment Adviser's management, that in the original negotiation of the sub-advisory fee to be paid to MCIM in connection with the establishment of the Trust's predecessor funds, such fees were agreed upon by reference to, and were consistent with, the fees paid to investment advisers who provide comparable services in the Trust's market sector, and such fees had not changed.

The Board then reviewed a comparative analysis of the Trust's advisory expense (which includes the sub-advisory fees) and total expenses to those of a peer group of investment companies (the "peer group"). The Board considered that the Trust's net expense ratio, which takes fee waivers into account and was based on the expense ratio of Old RMR Asia Pacific Real Estate Fund ("Old RAP") prior to its reorganization with RMR Asia Real Estate Fund ("RAF") and the Trust, was the highest of the peer group for the year ended December 31, 2008. Assuming that the reorganization of Old RAP and RAF with the Trust had closed on January 1, 2008, the Board noted that the pro forma net expense ratio of the Trust would have ranked it near the median of the peer group. The Board concluded that the Trust's expenses were within industry norms, compared favorably to similar investment products, and were reasonable and appropriate in light of the high quality of service and commitment rendered by the Investment Adviser and MCIM.

In evaluating the performance of the Trust and MCIM, the Board noted that it reviews, on a regular basis, the Trust's performance results, portfolio composition and investment strategies. In connection with its evaluation of MCIM's performance in managing the Trust's portfolio, the Board considered the Trust's year to date performance results as of July 31, 2009, as compared to a relevant benchmark index.

The Board observed that the Trust's year to date total return based on net asset value (with all fees and expenses deducted) as of July 31, 2009 was 26.08%, which compared to a return of 35.65% for the EPRA/NAREIT Asia Total Return Index (the "Index"), an unmanaged index of Asia Pacific real estate common stocks, for the same period. The Board also observed that the Trust's one and three year total returns based on net asset value (with all fees and expenses deducted) were (16.68)% and (7.80)%, respectively, which compared to a returns of (16.26)% and (2.93)%, respectively, for the Index. The Board noted that the Index was a relevant benchmark because all of the Trust's investments (excluding short term investments) are invested in securities of real estate companies in countries covered by the Index. The Board further noted that the Index is unmanaged and that the returns indicated for the Index did not reflect deductions for fees and expenses.

The Board then noted that the Trust's total return based on net asset value (with all fees and expenses deducted) generally compared more favorably to those of the peer group. The Board observed that the Trust's year to date total return based on net asset value (with all fees and expenses deducted) as of July 31, 2009 was 26.08%, which outperformed a majority of the peer group. The Board also observed that the Trust's one and three year total returns based on net asset value (with all fees and expenses deducted) outperformed the entire peer group.

In addition, the Board observed that the Trust's year to date total return based on stock price as of July 31, 2009 was 41.51% which compared to a weighted average return of 44.61% for the peer group. The Board also observed that the Trust's one and three year total returns based on stock prices were (27.27)% and (11.70)%, respectively, which compared to returns of (40.93)% and (21.35)%, respectively, for the peer group.

The Board indicated its satisfaction with MCIM's performance, concluded that MCIM had contributed positively to the performance of the Trust and determined that continuing to retain MCIM would be in the Trust's and its shareholders' best interests. In coming to this conclusion, the Board recognized that the same persons will continue to be responsible for the day to day management of the Trust's portfolio.

The Board then discussed the experience of MCIM in general and considered MCIM's financial statements for the period ended June 30, 2009 and MCIM's financial condition. Upon reviewing this information, the Board concluded that MCIM continued to have the financial wherewithal to perform the services required under the New Agreement. The Board also recalled AIMS's express commitment to MCIM's business model as a U.S. registered investment adviser and to the continued management of the Trust. In considering the profitability of MCIM, the Board again noted that the fee to be paid pursuant to the New Agreement was the product of arm's length negotiations between the Investment Adviser and MCIM and that MCIM has agreed to waive a portion of the sub-advisory fee payable by the Investment Adviser, allowing the Investment Adviser to pass this savings on to the Trust in the form of a waiver of its advisory fee charged to the Trust.

Economies of Scale

The Board also considered the potential economies of scale that could be realized by the Trust. The Board noted that, at the Trust's current asset levels, it was difficult to achieve any economies of scale and that, currently, no economies of scale were being achieved.

Other Benefits to MCIM

The Board also considered the indirect benefits to be derived by MCIM from its relationship with the Trust. In particular, the Board considered that MCIM is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that the Trust may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by the Trust may be used to obtain research related services that may benefit MCIM and its affiliates, including AIMS, by making available to it research that it might otherwise determine to purchase or prepare at its own expense in connection with services it provides to all of its clients. In light of the potential benefits to the Trust of its availability to MCIM and the relatively low absolute additional potential brokerage expenses associated with this practice, the Board did not consider this a material factor in its analysis. Additionally, the Board noted that MCIM had reported that the brokers with whom it will place portfolio transactions on behalf of the Trust to date typically have not conditioned the availability of research on commission related factors.

Conclusion

In considering the approval of the New Agreement, the Board did not identify any single factor as controlling. Based on the Trustees' evaluation of all factors that they deemed to be relevant, the Board, including each of the Independent Trustees, concluded that (i) MCIM continues to possesses the capability and resources to perform the duties required under the New Agreement; (ii) based on their experience with MCIM, MCIM maintains an appropriate compliance program; (iii) the proposed sub-advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by MCIM; (iv) MCIM continues to have the necessary resources and abilities to perform the services required of it; and (v) that approval of the New Agreement in accordance with its deliberations thereon was in the best interests of the Trust and its shareholders.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund
December 31, 2009

Brokerage Policy

Subject to the supervision of the board of trustees, RMR Advisors is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Funds, RMR Advisors seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, RMR Advisors considers all factors it believes are relevant to obtaining best execution, including such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

RMR Advisors may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or both of the Funds. Such products and services may disproportionately benefit the one Fund relative to another Fund based on the amount of brokerage commissions paid by such Fund and such other Funds. To the extent that RMR Advisors uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. RMR Advisors may use any such research for the benefit of all or any of its Funds and not just those paying for it.

RMR Advisors may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

RMR Advisors may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires RMR Advisors to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. RMR Advisors believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

Each Fund advised by RMR Advisors recognizes and respects the privacy concerns of its shareholders. The Funds do not sell your name or other information about you to anyone. The Funds collect nonpublic personal information about you in the course of doing business with shareholders and investors. "Nonpublic personal information" is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and sale history.

The Funds collect this information from the following sources:

  •
  Information we receive from you on applications or other forms;

  •
  Information about your transactions with us and our service providers, or others; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

What the Funds disclose and to whom the Funds disclose information.

The Funds only disclose nonpublic personal information the Funds collect about shareholders as permitted by law. For example, the Funds may disclose non public personal information about shareholders to non affiliated third parties such as:

  •
  To government entities, in response to subpoenas or to comply with laws or regulations.

  •
  When you, the shareholder, direct the Funds to do so or consent to the disclosure.

  •
  To companies that perform necessary services for the Funds, such as data processing companies that the Funds use to process your transactions or maintain your account.

  •
  To protect against fraud, or to collect unpaid debts.

  •
  In connection with disputes or litigation between the Funds and the concerned shareholders.

Information about former shareholders.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Funds safeguard information.

The Funds conduct their business through directors, officers and third parties that provide services pursuant to agreements with the Funds (for example, the service providers described above). The Funds do not have any employees. The Funds restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. The Funds or their service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non public personal information will be shared with non affiliated third parties by that entity.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866)790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2009 have been voted is available: (1) without charge, on request, by calling us at (866)790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866)511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's N-CSR are available on the Commission's website at http://www.sec.gov.

Required Disclosure of Certain Federal Income Tax Information
(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended December 31, 2009.

	Dividend Received Deduction (1)	Long Term Capital Gains Distribution	Qualified Income Distribution
RMR Real Estate Income Fund	0.12%	$—	$393,815
RMR Asia Pacific Real Estate Fund	N.A.	$—	$184,290

(1)
Applies both to common and preferred shares.

RAP has elected, pursuant to section 853 of the Internal Revenue Code, to pass through to its common shareholders foreign taxes paid of $156,305. RAP generated net foreign source income of $1,471,860 with respect to this election.

Shareholders of RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund during calendar year 2009. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from RMR Real Estate Income Fund and RMR Asia Pacific Real Estate Fund.

Annual Meeting

An annual meeting of shareholders of the Funds will be held at 1:30 p.m. on Thursday, March 11, 2010, at 400 Centre Street, Newton, Massachusetts. A Notice of Internet Availability of Proxy Materials has been mailed to the shareholders of record of each Fund as of January 25, 2010, each of whom is invited to attend.

Amendments to the Funds' Bylaws

Effective February 22, 2010, each Fund's board of trustees adopted amendments to each Fund's bylaws which amend the provisions relating to the timeliness of shareholder nominations of individuals for election to each Fund's board of trustees and the proposal of other business to be considered by each Fund's shareholders at annual meetings of Fund shareholders. The amendments provide that in the event an annual meeting of a Fund is called for a date that is more than 30 days earlier or later than the first anniversary of the preceding year's annual meeting, notice of shareholder nominations and proposals must be given to the Fund no later than 5:00 p.m. on the 10th day following the earlier of the day on which: (i) notice of the date of the annual meeting is mailed or otherwise made available, or (ii) a public announcement of the date of the annual meeting is first made.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

Dividend Reinvestment Plan

The board of trustees of each of RIF and RAP have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for each Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the NYSE Amex or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, which ever is sooner, in the case of RAP). It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent. If you withdraw or a Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in each Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Either Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contract the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

RMR Real Estate Income Fund
RMR Asia Pacific Real Estate Fund

Name, Address and Age*	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years (Including Other Public Company Directorships Held by Trustee)	Number of Funds Within Fund Complex Overseen by Trustee**	Length of Time Served#
Interested Trustees@
Barry M. Portnoy^ (64)	Class III Trustee to serve until 2010; Portfolio Manager of RIF	Chairman of Reit Management & Research LLC ("Reit Management") since 1986; Managing Trustee of HRPT Properties Trust since 1986; Managing Trustee of Hospitality Properties Trust since 1995; Managing Trustee of Senior Housing Properties Trust since 1999; Managing Director of Five Star Quality Care, Inc. since 2001; Director and Vice President of RMR Advisors since 2002; Managing Director of TravelCenters of America LLC since 2007; Director of Affiliates Insurance Company since 2008; Managing Trustee of Government Properties Income Trust since 2009.	2	2003 to present
Adam D. Portnoy^ (39)	Class II Trustee to serve until 2012; President and Chief Executive Officer; Portfolio Manager of RIF	President and Chief Executive Officer of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of HRPT Properties Trust since 2006 (Executive Vice President from 2003 to 2006); President, Chief Executive Officer and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Director of Affiliates Insurance Company since 2008; President and Managing Trustee of Government Properties Income Trust since 2009.	2	2007 to present (Class II Trustee since 2009)
Disinterested Trustees
John L. Harrington (73)	Class I Trustee to serve until 2011	President, Executive Director and Trustee of the Yawkey Foundation (a charitable trust) since 1981; Trustee of the JRY Trust since 1982; Chairman of the Board and Trustee of the Yawkey Foundation from 2002 to 2003 and since 2007; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1973 to 2001; Trustee of Hospitality Properties Trust since 1995; Trustee of Senior Housing Properties Trust since 1999; Director of Five Star Quality Care, Inc. from 2001 to 2003; President of Boston Trust Management Corp. from 1981 to 2006; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; Director of Affiliates Insurance Company since 2008; Trustee of Government Properties Income Trust since 2009.	2	2003 to present

Name, Address and Age*	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years (Including Other Public Company Directorships Held by Trustee)	Number of Funds Within Fund Complex Overseen by Trustee**	Length of Time Served#
Arthur G. Koumantzelis (79)	Class III Trustee to serve until 2010	Trustee of Hospitality Properties Trust from 1995 to 2007; President and Chief Executive Officer of Gainesborough Investments LLC from 1998 to 2007; Trustee of Senior Housing Properties Trust from 1999 to 2003; Director of Five Star Quality Care, Inc. since 2001; Director of TravelCenters of America LLC since 2007; Director of Affiliates Insurance Company since 2008.	2	2003 to present
Jeffrey P. Somers (66)	Class II Trustee to serve until 2012	Of Counsel, Morse, Barnes-Brown & Pendleton, P.C. (law firm) since 2010 (Director and Equity Member from 1995 to 2009); Trustee of Senior Housing Properties Trust since 2009; Director of Affiliates Insurance Company since 2009; Trustee of Government Properties Income Trust since 2009.	2	2009 to present

*
The business address of each trustee is 400 Centre Street, Newton, Massachusetts 02458.

**
RMR Funds is a fund complex consisting of each of the Funds.

#
Includes the length of time served as a trustee of the Funds' predecessor funds.

@
"Interested Trustees" are trustees who are "interested persons" of the Funds within the meaning of the 1940 Act. Mr. Barry Portnoy and Mr. Adam Portnoy are each an "interested person", as defined by the 1940 Act, of the Funds as a result of their ownership of, and current positions with, the Funds' investment adviser, RMR Advisors, Inc.

^
Adam D. Portnoy is the son of Barry M. Portnoy, an interested Trustee of the Funds.

Name, Address and Age*	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years	Number of RMR Funds for which position is held**	Length of Time Served#
Executive Officers
Adam D. Portnoy^ (39)	President and Chief Executive Officer. Serves at the discretion of the Board. Also serves as a Trustee and Portfolio Manager of RIF.	President and Chief Executive Officer of Reit Management since 2006 (Vice President from 2003 to 2006); Managing Trustee of HRPT Properties Trust since 2006 (Executive Vice President from 2003 to 2006); President, Chief Executive Officer and Director of RMR Advisors since 2007 (Vice President from 2003 to 2007); Managing Trustee of Hospitality Properties Trust since 2007; Managing Trustee of Senior Housing Properties Trust since 2007; Director of Affiliates Insurance Company since 2008; President and Managing Trustee of Government Properties Income Trust since 2009.	2	2007 to present (Trustee since 2009)
Mark L. Kleifges (49)	Treasurer and Chief Financial Officer. Serves at the discretion of the Board.	Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 2002 to 2006); Treasurer and Chief Financial Officer, Hospitality Properties Trust since 2002; Treasurer of RMR Advisors since 2004 (Vice President from 2003 to 2004).	2	2003 to present
Jennifer B. Clark (48)	Secretary and Chief Legal Officer. Serves at the discretion of the Board.
		Executive Vice President and General Counsel of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Secretary of Hospitality Properties Trust since 2008 (Assistant Secretary from 1996 to 2008); Secretary of Senior Housing Properties Trust since 2008 (Assistant Secretary from 1998 to 2008); Secretary of HRPT Properties Trust since 2008 (Senior Vice President from 1999 to 2008); Assistant Secretary of Five Star Quality Care, Inc. since 2001; Secretary of RMR Advisors since 2002; Secretary of TravelCenters of America LLC since 2007; President and Secretary of Affiliates Insurance Company since 2008; Secretary of Government Properties Income Trust since 2009.	2	2003 to present

Name, Address and Age*	Position(s) Held with Fund and Term of Office	Principal Occupation(s) During Past Five Years	Number of RMR Funds for which position is held**	Length of Time Served#
Fernando Diaz (41)	Vice President and Portfolio Manager of RIF. Serves at the discretion of the Board.	Vice President of RMR Advisors since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007.	2	2007 to present
John C. Popeo (49)†	Vice President. Serves at the discretion of the Board.	Executive Vice President of Reit Management since 2008 (Senior Vice President from 2006 to 2008 and Vice President from 1999 to 2006); Treasurer of Reit Management since 1997; Treasurer, Chief Financial Officer and Assistant Secretary of HRPT Properties Trust since 1997; Vice President of RMR Advisors from 2004 to 2009 (Treasurer from 2002 to 2004); Treasurer and Assistant Secretary of Affiliates Insurance Company since 2008.	2	2004 to 2009
Karen Jacoppo-Wood (43)	Vice President. Serves at the discretion of the Board.	Vice President of RMR Advisors since 2007; Counsel, Pioneer Investment Management, Inc. from 2004 to 2006; Vice President and Managing Counsel, State Street Bank and Trust Company from 2006 to 2007.	2	2007 to present
William J. Sheehan (65)	Chief Compliance Officer and Director of Internal Audit. Serves at the discretion of the Board.	Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. since 2003; Chief Compliance Officer and Director of Internal Audit of RMR Advisors since 2004; Director of Internal Audit of TravelCenters of America LLC since 2007; Director of Internal Audit and Chief Compliance Officer of Affiliates Insurance Company since 2008; Director of Internal Audit of Government Properties Income Trust since 2009.	2	2004 to present

*
The business address of each executive officer is 400 Centre Street, Newton, Massachusetts 02458.

**
RMR Funds is a fund complex consisting of each of the Funds.

#
Includes the length of time served as an officer of the Funds' predecessor funds.

^
Adam D. Portnoy is the son of Barry M. Portnoy, an interested Trustee of the Funds.

†
John C. Popeo resigned as Vice President of the Funds and RMR Advisors effective November 23, 2009.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

(a)	As of the period ended December 31, 2009, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.
(c)	The registrant has not made any amendment to its code of ethics during the covered period.
(d)	The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
(f)
The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, 400 Centre Street, Newton, MA 02458.

Item 3.    Audit Committee Financial Expert.

(a)(1)	The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."
(a)(2)	The name of the audit committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed by the registrant's independent accountant for audit services were $40,000 for the fiscal year ended December 31, 2009, and $38,000 for the fiscal year ended December 31, 2008. The fees billed for audit services for the fiscal year ended December 31, 2008 represent fees billed for the registrant's predecessor fund, Old RMR Asia Pacific Real Estate Fund (the "Predecessor Fund"). The registrant assumed the accounting history of the Predecessor Fund in connection with the reorganization of the Predecessor Fund with the registrant in June 2009.
(b)
Audit-Related Fees: The aggregate fees billed by the registrant's independent accountant for audit-related services were $17,000 for the fiscal year ended December 31, 2009, and $0 for the fiscal year ended December 31, 2008. The nature of the audit-related services comprising the fees was certain organizational costs of the registrant in 2009.
(c)
Tax Fees: The aggregate fees billed by the registrant's independent accountant for tax compliance services were $10,000 during the fiscal year ended December 31, 2009, and $9,500 during the fiscal year ended December 31, 2008. The fees billed for tax services for the fiscal years ended December 31, 2009 and December 31, 2008 represent fees billed for the registrant's Predecessor Fund. The nature of the tax services comprising the fees were the review of the Predecessor Fund's federal and state tax returns and tax compliance procedures.
(d)
All Other Fees: The aggregate fees billed by the registrant's independent accountant for other services were $10,000 during the fiscal year ended December 31, 2009 and $5,000 for the fiscal year ended December 31, 2008. The fees billed for other services for the fiscal year ended December 31, 2008 represent fees billed for the registrant's Predecessor Fund. The nature of the other services was for subscriptions to the independent accountant's proprietary passive foreign investment companies database.

(e)
Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's officers or RMR Advisors, Inc. (the "Advisor"), the registrant's investment advisor. The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.
(e)(2)	Percentages of Services: None.
(f)	Not applicable.
(g)
There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor for the fiscal years ended December 31, 2009 and December 31, 2008, except for tax compliance services rendered to the Predecessor Fund and for subscriptions to the independent accountant's proprietary passive foreign investment companies database rendered to the registrant and the Predecessor Fund.
(h)	Not applicable.

Item 5.    Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are John L. Harrington, Arthur G. Koumantzelis and Jeffrey P. Somers.
(b)	Not applicable.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures of the registrant.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The registrant's portfolio manager is:

  •
  Roberto Versace:  Mr. Versace has been a portfolio manager of RMR Asia Pacific Real Estate Fund ("RAP") since inception, and of RAP's predecessor funds (Old RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund) from 2008 until 2009, when such predecessor funds reorganized to form the registrant. Mr. Versace has been a Fund Manager at MacarthurCook Investment Managers Limited ("MacarthurCook") since 2007. From 2004 to 2007, Mr. Versace was with the global investment and advisory firm Babcock & Brown as part of its Global Real Estate Team. From 2000 to 2004, Mr. Versace was an equities analyst with Colonial First State Global Asset Management, the largest manager of Australian sourced funds.

        As a Fund Manager for MacarthurCook, Mr. Versace also is primarily responsible for the day-to-day portfolio management of the MacarthurCook Property Securities Fund, Advance Property Securities Fund and the MacarthurCook Diversified Property Income Fund, each of which are other pooled investment vehicles that, as of December 31, 2009 have an aggregate of A$139 million of assets. The advisory fee for each of these other accounts is not based on the performance of the account. The foregoing are the only accounts that Mr. Versace manages in addition to the registrant's account.

        CONFLICTS OF INTEREST:    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the registrant as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages.

        A portfolio manager may also have conflicts of interest with respect to the brokers selected to execute portfolio transactions for the registrant. Subject to the supervision of the registrant's board of trustees and the Advisor, MacarthurCook is authorized to employ such securities brokers and dealers for the purchase and sale of the registrant's assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, MacarthurCook seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, MacarthurCook considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

        Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the registrant since MacarthurCook is permitted to select brokers that furnish MacarthurCook or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in MacarthurCook's view, appropriate assistance to MacarthurCook in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of MacarthurCook's or its affiliates' clients. Such products and services may disproportionately benefit other client accounts relative to the registrant's account based on the amount of brokerage commissions paid by the registrant and such other client accounts. To the extent that MacarthurCook uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. MacarthurCook may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

        MacarthurCook may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services MacarthurCook believes are useful in its decision-making or trade execution processes.

        MacarthurCook may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Exchange Act, which requires MacarthurCook to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. MacarthurCook believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

        MacarthurCook believes that the risk of a material conflict of interest developing is limited because (i) its accounts, including the registrant's, are generally managed in a similar fashion, (ii) MacarthurCook has adopted policies requiring the equitable allocation of trade orders for a particular security among participating accounts, (iii) to date brokers with whom MacarthurCook places portfolio transactions on behalf of the registrant typically have not conditioned the availability of research on commission related factors, and (iv) the subadvisory fee and portfolio manager's compensation are not affected by the amount of time required to manage each account. As a result, MacarthurCook does not believe that any of these potential sources of conflicts of interest will affect the portfolio manager's professional judgment in managing the registrant's account.

        COMPENSATION:    Compensation of Mr. Versace includes base salary and annual cash bonus. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however, these factors, among others, may be considered in determining compensation and, in particular, the cash bonus paid by MacarthurCook at the end of each fiscal year. Other factors which may be considered in setting the compensation of Mr. Versace are his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market. Mr. Versace devotes a substantial majority of his business time providing services as a portfolio manager of the registrant and other funds managed by affiliates of MacarthurCook.

        OWNERSHIP OF SECURITIES:    The following table sets forth the aggregate dollar range of the registrant's equity securities beneficially owned by Mr. Versace as of December 31, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of December 31, 2009.
Roberto Versace	None

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the year ended December 31, 2009, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        Effective February 22, 2010, the registrant's board of trustees adopted amendments to its bylaws which amend the provisions relating to the timeliness of shareholder nominations of individuals for election to the registrant's board of trustees and the proposal of other business to be considered by the registrant's shareholders at annual meetings of shareholders. The amendments provide that in the event an annual meeting of the registrant is called for a date that is more than 30 days earlier or later than the first anniversary of the preceding year's annual meeting, notice of shareholder nominations and proposals must be given to the registrant no later than 5:00 p.m. on the 10th day following the earlier of the day on which: (i) notice of the date of the annual meeting is mailed or otherwise made available, or (ii) a public announcement of the date of the annual meeting is first made.

Item 11.    Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under 1940 Act are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.
(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(2)	Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.
(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(c)	Copy of the proxy voting policies and procedures.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR ASIA PACIFIC REAL ESTATE FUND By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: February 22, 2010

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Adam D. Portnoy Adam D. Portnoy President Date: February 22, 2010
By:
/s/ Mark L. Kleifges Mark L. Kleifges Treasurer Date: February 22, 2010

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Statements – continued
RMR Real Estate Income Fund Notes to Financial Statements December 31, 2009
RMR Asia Pacific Real Estate Fund Financial Statements
RMR Asia Pacific Real Estate Fund Financial Statements – continued
RMR Asia Pacific Real Estate Fund Financial Statements – continued
RMR Asia Pacific Real Estate Fund Financial Highlights
RMR Asia Pacific Real Estate Fund Notes to Financial Statements December 31, 2009
RMR Real Estate Income Fund RMR Asia Pacific Real Estate Fund
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES